UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240. 14a-12.

Institutional Financial Markets, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 26, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Institutional Financial Markets, Inc. (formerly Cohen & Company Inc.), which will be held on June 7, 2011, at 10:00 a.m., local time, at the Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104.

We are pleased to furnish our proxy materials to most of our stockholders over the Internet. The proxy materials consist of our proxy statement, proxy card, and annual report for the period ended December 31, 2010. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. Only stockholders who directly own shares of our common stock (also known as “record holders”) will receive paper copies of our proxy materials. On or about April 26, 2011, we will have mailed to our record holders our proxy materials and to all of our other stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 proxy statement and annual report and vote online. For those stockholders that only receive a Notice, the proxy statement contains instructions on how you can receive a paper copy of the proxy statement and annual report.

The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

Your vote is very important. You may vote your shares of common stock or preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the meeting, you may continue to have your shares of common stock or preferred stock voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares of common stock or preferred stock in person. We look forward to seeing you at the meeting.

On behalf of our management team and the Board of Directors, I would like to express our appreciation for your continued support of Institutional Financial Markets, Inc.

Sincerely,

Daniel G. Cohen

Chairman and Chief Executive Officer

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Institutional Financial Markets, Inc.’s stockholders of record on the close of business on April 5, 2011, the record date for the 2011 annual meeting of stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Institutional Financial Markets, Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Institutional Financial Markets, Inc. Investor Relations at (215) 701-8952.

INSTITUTIONAL FINANCIAL MARKETS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Institutional Financial Markets, Inc.:

Notice is hereby given that the annual meeting of stockholders of Institutional Financial Markets, Inc. (formerly Cohen & Company Inc.), a Maryland corporation, will be held on June 7, 2011, at 10:00 a.m., local time, at Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104, to consider and vote on the following matters:

1. To elect ten directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified.

2. To approve Amendment No. 1 to our 2010 Long-Term Incentive Plan, as more fully described in our proxy statement.

3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2011.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 5, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.001 per share, and our Series B Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided, or (4) by attending the meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the meeting to vote in person and your shares are registered with our transfer agent, Mellon Investor Services LLC, in the name of a broker, bank, or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink

Secretary

April 26, 2011

Philadelphia, Pennsylvania

ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

The Institutional Financial Markets, Inc. (formerly Cohen & Company Inc.) (the “Company”) 2011 Annual Meeting of Stockholders (the “Meeting”) will begin promptly at 10:00 a.m., local time. All attendees must present a valid photo identification to be admitted to the Meeting. Cameras (including cellular phones or PDAs with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the Meeting. Representatives will be at the entrance to the Meeting and these representatives will have the authority, on the Company’s behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the Meeting.

Admission Policy

Attendance at the Meeting is limited to:

(A) Stockholders who own shares directly with the Company (“record holders”) or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative.

(B) Stockholders whose shares are held for them by banks, brokerages or other intermediaries (“beneficial holders”). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement.

(C) Authorized representatives of entities who are beneficial holders. In addition to any evidence required under (B), above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

i

INSTITUTIONAL FINANCIAL MARKETS, INC.

Cira Centre, 2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 7, 2011

INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Received This Proxy Statement

You have received these proxy materials because the Board of Directors of Institutional Financial Markets, Inc., a Maryland corporation, or the Company, is soliciting your proxy to vote your shares at the 2011 annual meeting of stockholders to be held on June 7, 2011 at 10:00 a.m., local time, at the Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 26, 2011, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock (as known as “record holders”) as of the close of business on April 5, 2011. In addition, on or about April 26, 2011, the Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report and how to vote online will have been mailed to all of our other stockholders as of the close of business on April 5, 2011.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 26, 2011, we will have mailed to our stockholders (other than record holders) a Notice containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

Only holders of record of shares of our common stock, par value $0.001 per share, which is referred to herein as common stock, and our Series B Voting Non-Convertible Preferred Stock, par value $0.001 per share, which is referred to herein as Series B Preferred Stock, at the close of business on April 5, 2011, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series B Preferred Stock held.

How You May Vote

You may vote using any of the following methods:

•

BY MAIL: If you receive your proxy materials by mail, mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the named proxies will vote your shares in favor of the nominees named in this proxy statement and in favor of the other proposals.

•

BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone by following the instructions in the proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company’s common stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the Internet or the telephone. If you vote by telephone or via the Internet, you do not need to return a proxy card.

•

BY ATTENDING THE ANNUAL MEETING IN PERSON: Attend the meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

We encourage stockholders to submit proxies in advance. Voting by proxy will in no way limit your right to attend and vote at the meeting if you later decide to attend in person. If you are or hold a proxy from a record holder, you may revoke your proxy at any time before it is exercised by: (a) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104; (b) delivering no later than the commencement of the meeting a properly executed, later-dated proxy; or (c) voting in person at the meeting.

If your shares are held in “street name” by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to submit, change or revoke your voting instructions.

The named proxies will vote in accordance with your instructions on the matters set forth above and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of common stock or Series B Preferred Stock and you return a properly-executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast “FOR” the election of each nominee for election as a director named in this proxy statement and “FOR” each of the other proposals described in this proxy statement. Other than the matters set forth above and any procedural matters relating to the matters set forth above, we are not aware of any other nominees for election as directors or other business that may properly be brought before the annual meeting.

Quorum

The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 12,210,649 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series B Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series B Preferred Stock vote together on all matters. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series B Preferred Stock held.

If a quorum is not present at the meeting, the stockholders, present in person or represented by proxy, have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

The affirmative vote of a plurality of all of the votes cast in the election of directors at the meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A broker “non-vote” occurs when a nominee holding common stock does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Please note that brokerage firms or other nominees may not vote your shares with respect to matters that are not “routine” under the rules that guide how most brokers vote your stock. The election of directors is not a “routine” matter. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to the election of directors without specific instructions from you as to how your shares are to be voted.

The affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present is required for approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan. For purposes of the vote on Amendment No. 1 to our 2010 Long-Term Incentive Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote, although they will be considered present for the purpose of determining the presence of a quorum. The approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan is not a “routine” matter.

The affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present is required for the ratification of the appointment of the independent registered public accounting firm and the approval of any other matters properly presented at the meeting. For purposes of the vote on the ratification of the appointment of the independent registered public accounting firm and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the vote, although they will be considered present for the purpose of determining the presence of a quorum. The ratification of the appointment of independent registered public accounting firm is a “routine” matter.

Our executive officers and directors beneficially own, in the aggregate, approximately 42% of the votes entitled to be cast at the meeting, and intend to vote for the election of each nominee for director and the other proposals contained in this proxy statement. Consequently, the election of each nominee for director, the approval of Amendment No. 1 to our Long-Term Incentive Plan and the ratification of the appointment of Grant Thornton LLP are virtually assured.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

This proxy statement and our annual report on Form 10-K are both available on our website at http://www.ifmi.com. The annual report on Form 10-K does not constitute a part of this proxy statement.

Householding of Proxy Material

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., 135 E. 57th Street, 21st Floor, New York, New York 10022; phone: (646) 673-8000.

If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE Amex, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the proxy card, you should contact:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Investor Relations

Phone: (215) 701-8952

Email: investorrelations@ifmi.com

PROPOSAL ONE—ELECTION OF DIRECTORS

Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated all ten of its current directors, Messrs. Beach, Bennett, Cohen, Costello, Dawson, Donovan, Haraburda, Subin, Ullom, and Wolcott, for election as directors at the annual meeting, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement.

Our Nominating and Corporate Governance Committee knows of no reason why any of these nominees would be unable or unwilling to serve on the Board of Directors, but if any individual named above should be unable or unwilling to serve, the named proxies will vote “FOR” the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such individual.

Names of Directors and Biographical Information; Director Qualifications

Walter T. Beach, age 44, has served as our director since December 16, 2009 and is currently a member of our Nominating and Corporate Governance Committee. Mr. Beach has served as a director of Resource Capital Corp. (NYSE Amex: RSO) since March 2005. Mr. Beach has been Managing Director of Beach Investment Counsel, Inc., an investment management firm, since 1997. From 1993 to 1997, Mr. Beach was a Senior Analyst and Director of Research at Widmann, Siff and Co., Inc., an investment management firm where, beginning in 1994, he was responsible for the firm’s investment decisions for its principal equity product. Before that he was an associate and financial analyst at Essex Financial Group, a consulting and merchant banking firm, and an analyst at Industry Analysis Group, an industry and economic consulting firm. Mr. Beach has served as a director of The Bancorp, Inc., a publicly traded (NASDAQ: TBBK) Delaware bank holding company, and its subsidiary bank, The Bancorp Bank, since 1999.

Rodney E. Bennett, age 70, has served as our director since October 15, 2003 and is currently a member of our Compensation Committee. Mr. Bennett was previously Chairman of the board of directors and Chairman of the audit committee of Sunset Financial Resources, Inc., or Sunset, prior to Sunset’s merger with Alesco Financial Trust, or AFT, on October 6, 2006, and was also a member of Sunset’s special committee in connection with its merger with AFT. From 2003 through 2007, Mr. Bennett served as the Chief Financial Officer and director of Harvin Carter and Associates, Inc., a privately owned fire sprinkler contractor doing business in five southeastern states. He continues to serve as a director of that company. A career community banker, he has also served in various capacities and levels of management in banks in southeast Georgia, including chief executive positions. Since July 1991, Mr. Bennett has acted as a consultant to various Georgia banks and private companies. He is currently Chairman of the board of directors and Chairman of the audit committee and a member of the loan committee of FirstAtlantic Bank in Jacksonville, Florida, a start-up bank that began operations in 2007.

Daniel G. Cohen, age 41, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009, as the Chairman of the Board of Directors since October 6, 2006 and as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. In addition, Mr. Cohen has served as the Chairman of the board of managers of our majority owned subsidiary, IFMI, LLC, since 2001, as the Chief Investment Officer of IFMI, LLC since October 2008 and as Chief Executive Officer of IFMI, LLC since December 16, 2009. Mr. Cohen was also the Chief Executive Officer of IFMI, LLC and its subsidiary, Cohen & Company Securities, LLC, a securities brokerage firm, from September 2001 until February 2006. He previously served as Chief Executive Officer of RAIT Financial Trust (NYSE: RAS), a real estate finance company focused on the commercial real estate industry, from December 2006 when it merged with Taberna Realty Finance Trust to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position on February 26, 2010. Mr. Cohen was Chairman of the board of trustees of Taberna Realty Finance Trust from its inception in March 2005 until December 2006 and its Chief Executive

Officer from March 2005 to December 2006. From 1998 to 2000, Mr. Cohen served as the Chief Operating Officer of Resource America Inc., or Resource America, a publicly traded asset management company with interests in energy, real estate and financial services. Mr. Cohen has served as Chairman of Cohen Financial Group, Inc., or CFG, which is in the process of liquidation, since its inception in April 2007. Mr. Cohen is currently a director of Star Asia, a joint venture investing in Asian commercial real estate, and a director of Muni Funding Company of America, LLC, or MFCA, a company investing in middle-market non-profit organizations. Since 2000, Mr. Cohen has been the Chairman of the Board of Directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States. He also served as the Chairman of the Board of Dekania Acquisition Corp. (NYSE: DEK), a publicly held business combination company focused on acquiring businesses that operate within the insurance industry, from its inception in February 2006 until December 2006, and remained a director of Dekania Acquisition Corp until its liquidation in February 2009. Mr. Cohen served as a member of the board of directors of TRM Corporation (OTC:TRMM), a publicly held consumer services company, from 2000 to September 2006 and as its Chairman from 2003 to September 2006. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a Trustee of the American Academy in Rome, and a Trustee of the Arete Foundation.

Thomas P. Costello, age 65, has served as our director and Chairman of our Audit Committee since October 6, 2006. Mr. Costello served as a trustee and Chairman of the audit committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Costello served as a director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of the Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as partner in charge of the accounting and audit practice in Arthur Andersen’s Philadelphia office. Prior to that, he acted as engagement partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies. From December 2006 to February 2011 Mr. Costello served on the board of directors, and was the Chairman of the audit committee, of Advanta Corp., a Pennsylvania-based financial services company that is in the process of liquidation. Mr. Costello also is a member of the Board of Trustees of Thomas Jefferson University Hospital. Mr. Costello is a Certified Public Accountant.

G. Steven Dawson, age 53, has served as our director since January 11, 2005 and currently serves as the Chairman of our Nominating and Corporate Governance Committee and a member of our Investment Committee. Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with AFT. Mr. Dawson is a private investor and in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee; member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

Joseph M. Donovan, age 56, has served as our director since December 16, 2009 and currently serves as a member of the Compensation Committee and the Chairman of our Investment Committee. Mr. Donovan is currently retired. Prior to his retirement in February 2007, Mr. Donovan was Chairman of Credit Suisse’s ABS and debt financing group, which he led since March 2000. Prior to that, Mr. Donovan was a managing director and head of asset finance at Prudential Securities from 1998 to 2000 and at Smith Barney from 1995 to 1997.

Mr. Donovan began his banking career at The First Boston Corporation in 1983, ultimately becoming a managing director at CS First Boston, where he served as Chief Operating Officer of the Investment Banking Department from 1992 to 1995. Mr. Donovan received his MBA from The Wharton School and has a degree in Accountancy from the University of Notre Dame. Mr. Donovan is the Non-Executive Chairman of the Board and Chairman of the audit committee of FLY Leasing Limited (formerly known as Babcock & Brown Air Limited) (NYSE: FLY), an aircraft leasing company headquartered in Dublin, Ireland. Mr. Donovan was a director of RAM Holdings, Ltd. (NASDAQ: RAMR), a Bermuda-based provider of financial guaranty reinsurance, until his resignation from that position on March 1, 2010. Mr. Donovan joined the board of directors of the Homeownership Preservation Foundation, a non-profit organization, in January 2010.

Jack Haraburda, age 72, has served as our director, a member of our Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of our Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

Neil S. Subin, age 46, founded and has been the managing director and president of Trendex Capital Management, a private investment fund focusing primarily on financially distressed companies, since its formation in 1991. Prior to forming Trendex Capital, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin has served as a director of Phosphate Holdings, Inc. (OTC: PHOS.PK) since November 2010, as a director of Hancock Fabrics, Inc. (OTC: HKFI.PK), since August 2009, as a director of Primus Telecommunications Group, Incorporated (OTCBB: PMUG.OB) since July 2009, and as a director of Federal-Mogul Corporation (NASDAQ: FDML) since December 2007. Mr. Subin served as a director of Movie Gallery, Inc. (OTC: MOVIQ.PK), from May 2008 to December 2010 and a director of FiberTower Corporation (NASDAQ: FTWR) from December 2001 to December 2009.

Lance Ullom, age 42, has served as our director and a member of our Audit Committee since October 6, 2006, and also serves as a member of our Investment Committee. Prior to becoming a director of the Company, he served as a trustee and Chairman of the nominating and corporate governance committee of AFT’s board of trustees as well as a member of the compensation committee. Mr. Ullom is currently a financial professional affiliated with Carillon Capital Partners, a boutique investment bank. From January 2000 to November 2007, he was employed at E*TRADE Global Asset Management, or ETGAM. Mr. Ullom held various senior positions at ETGAM, including Executive Vice President. In the capacity of Executive Vice President, he supervised all of ETGAM’s investment activities in mortgage-backed securities and other asset-backed securities, mortgage loans, commercial lending, municipal securities, trust preferred securities, derivative products and structured securities. From 1996 to 2000, Mr. Ullom worked at Arbor Capital, a licensed broker-dealer/mortgage hedge fund based in New York City, where he was responsible for trading structured bonds and whole loans. From 1991 to 1996, Mr. Ullom worked at Barclay Investments in various capacities including sales and trading.

Charles W. Wolcott, age 58, has served as our director since September 26, 2005 and is currently a member of our Audit Committee. He previously served as a member of Sunset’s special committee in connection with its merger with AFT. Since April 2008, Mr. Wolcott has served as President and Chief Executive Officer of Highland Resources, Inc., a commercial real estate company. Since 2006 he has also served as an advisor to Allied-Wolcott Company LLC, a company that specializes in the area of conservation real estate transactions.

From August 2007 to December 2010, he served as a director to Desert Capital REIT, Inc. (public but non-listed), a Las Vegas-based commercial mortgage REIT. From 2002 to 2006, he was the President and Chief Executive Officer of Tecon Corporation, a diversified real estate business operator. From 1993 to 2001, he was the President and Chief Executive Officer of American Industrial Properties REIT, a REIT previously listed on the NYSE that specialized in light industrial and office/flex space. From 1984 to 1992, Mr. Wolcott served in various capacities at Trammell Crow Company, a real estate company, including Partner of Trammell Crow Ventures and President and Chief Executive Officer of Trammell Crow Asset Services.

When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With regard to Mr. Beach, the Company considered his extensive experience and expertise in the investment management field. With regard to Mr. Bennett, the Company considered his experience as a chief financial officer and his related finance and banking background. With respect to Mr. Cohen, the Company considered his years of executive leadership with IFMI, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Costello, the Company considered his significant audit experience as well as his expertise and background with regard to accounting and financial matters generally. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. Donovan, the Company considered his extensive capital markets experience and his general expertise and background with regard to accounting and financial matters. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities business. With regard to Mr. Ullom, the Company considered his experience as a director of the Company and its predecessors as well as his extensive banking expertise and knowledge of the asset management business. With regard to Mr. Wolcott, the Company considered his experience as a director of the Company and its predecessors as well as his experience as an executive officer of several companies.

As previously disclosed, in connection with its acquisition of JVB Financial Holdings, L.L.C., the Company agreed to add one director recommended by the former members of JVB Financial Holdings, L.L.C. to the Board of Directors. On February 3, 2011, the Board of Directors, after considering the nomination of Neil S. Subin by the former JVB Financial Holdings, L.L.C. members, appointed Mr. Subin to fill the vacant seat on the Board of Directors. Pursuant to the terms and conditions of the Purchase and Contribution Agreement, as amended, in connection with the acquisition of JVB Financial Holdings, L.L.C., Mr. Subin, on behalf of the former members of JVB Financial Holdings, L.L.C., has the right to recommend the nomination of one director for election to the Company’s Board of Directors at each annual meeting of the Company’s stockholders through December 31, 2012. With regard to the re-nomination of Mr. Subin, the Company considered his extensive experience and expertise in the investment management field, particularly with respect to investing in financially distressed companies.

Legal Proceedings

None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

Family Relationships

There is no family relationship between any of our directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TEN NOMINEES LISTED ABOVE IN PROPOSAL ONE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NOMINEES.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE Amex which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics, or the Code of Ethics, which sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•	Promote accountability for adherence to the Code of Ethics;

•	Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

The Code of Ethics is available on our website at http://www.ifmi.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Director Independence

Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE Amex and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: Walter T. Beach, Rodney E. Bennett, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, Neil S. Subin, Lance Ullom and Charles W. Wolcott. Our Board of Directors has also determined that Marc Chayette, former director of the Company, was independent when he served as a member of the Board of Directors. Our Board of Directors has determined that Daniel G. Cohen is not independent because he is also an executive officer of the Company.

It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2010, the Company’s independent directors met separately without management directors 6 times.

Leadership Structure

The current leadership structure of the Board of Directors includes (a) a combined Chairman of the Board and Chief Executive Officer, and (b) independent, active and effective directors of equal importance and with an equal vote. The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Board of Directors to make a determination on whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer based upon the Company’s circumstances at any particular point in time. The Nominating and Corporate Governance Committee periodically reviews the leadership structure to determine if it is in the best interests of the Company and stockholders. Currently, the positions of Chairman of the Board and Chief Executive Officer are combined and held by Mr. Cohen. Mr. Cohen’s in-depth knowledge of the Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board of Directors and see that key issues and recommendations are brought to the attention of the Board of Directors, providing an effective leadership structure. Having the Chief Executive Officer serve as the Chairman also helps to ensure that the Chief Executive Officer understands and can effectuate the recommendations and decisions of the Board of Directors. The Board believes that the Company has been and continues to be well served by having Mr. Cohen serve as both Chairman of the Board and Chief Executive Officer.

As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs.

Role of the Board in Risk Oversight

The Board as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.

Recommendation of Nominees to Our Board of Directors

Our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is comprised of Messrs. Beach, Dawson and Haraburda. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

Our Board of Directors’ policy is to encourage selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board. Instead, the Board evaluates nominees in the context of the Board as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at that time.

Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for the consideration of our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Communications with Our Company

Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

Our Audit Committee has also established procedures for (a) the receipt, retention, and treatment of complaints received by our Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Any such communications may be made anonymously. We also have a compliance hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. Seven of nine of our directors attended our 2010 annual meeting.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

During the 2010 fiscal year, our Board of Directors held eight meetings. Each of the directors attended at least 75% of the total number of meetings held by our Board of Directors and all committees on which such director served during 2010, other than Mr. Beach who attended 70% of the total number of these meetings.

Committees of the Board of Directors

The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each committee member satisfies the independence requirements of the NYSE Amex and the SEC for membership on our Board committees. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Audit Committee

We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee is comprised of three of our independent directors: Messrs. Costello, Ullom and Wolcott. Mr. Costello is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the members of our Audit Committee is “independent” within the meaning of the rules of the NYSE Amex and the SEC and that each of the members of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE Amex. In addition, our Board of Directors has determined that Mr. Costello is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007 and 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Our Audit Committee met eight times in 2010. Each of the committee members attended all of the meetings of our Audit Committee held during fiscal year 2010.

Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

The members of the Compensation Committee are Messrs. Bennett, Donovan and Haraburda. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE Amex.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan and our 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.

The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met ten times in 2010. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2010.

Investment Committee

The members of the Investment Committee are Messrs. Dawson, Donovan and Ullom. Mr. Donovan is the Chairman of the Investment Committee. Our Board of Directors has determined that each of the members of the Investment Committee is “independent” within the meaning of the rules of the NYSE Amex. Formed in 2010, the Investment Committee’s primary function is to assist the Board of Directors in its oversight of the Company’s investment objectives, practices, strategies and policies. The Investment Committee met three times in 2010. Each of the committee members attended all of the meetings of our Investment Committee held during fiscal year 2010.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Beach, Dawson and Haraburda. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE Amex.

The Nominating and Corporate Governance Committee’s primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and

(e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met two times in 2010. Each of the committee members attended all of the meetings of our Nominating and Corporate Governance held during fiscal year 2010, other than Mr. Beach who missed one meeting.

EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of April 26, 2011.

Name	Age	Position
Daniel G. Cohen	41	Chairman, Chief Executive Officer and Chief Investment Officer
Christopher Ricciardi	41	President
Joseph W. Pooler, Jr.	45	Executive Vice President, Chief Financial Officer and Treasurer

Daniel G. Cohen, age 41, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009, as the Chairman of the Board of Directors since October 6, 2006 and as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. See “Proposal One—Election of Directors” above for Mr. Cohen’s biographical information.

Christopher Ricciardi, age 41, has served as President of the Company since December 16, 2009 and as IFMI, LLC’s President and as a member of IFMI, LLC’s board of managers since February 2006. He has served as Chief Executive Officer and as a director of CFG since its inception in April 2007. Mr. Ricciardi has held various positions with Dekania Acquisition Corp., Muni Funding Company of America, LLC, the Strategos Deep Value Hedge Fund entities and the Brigadier Hedge Fund entities. Prior to joining IFMI, LLC, Mr. Ricciardi was a Managing Director and Global Head of Structured Credit Products for Merrill Lynch. Prior to joining Merrill Lynch in April 2003, Mr. Ricciardi was a Managing Director and Head of U.S. Structured Credit Products at CSFB. Mr. Ricciardi began his career at Prudential Securities. Mr. Ricciardi has been a member of the boards of The Robins School of Business (University of Richmond) and the Richmond Council (University of Richmond) since 2007. Mr. Ricciardi joined the boards of the American Securitization Forum, a professional forum for U.S. securitization market participants, and the LSE Centennial Fund, a charitable organization created for the purpose of supporting and advancing the London School of Economics’ mission of research and teaching excellence in the social sciences, in 2010. He earned a B.A. from the University of Richmond and an M.B.A. from the Wharton School at the University of Pennsylvania and completed one term at the London School of Economics. He is also a CFA charterholder.

Joseph W. Pooler, Jr., age 45, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as IFMI, LLC’s Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 through November 2007, he also served as Senior Vice President of Finance of IFMI, LLC. From November 2007 through March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining IFMI, LLC, from 1999 through 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as Xanadoo Company (OTC: XAND)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 through 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

No director or executive officer was selected as a result of any arrangement or understanding between the director or executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table summarizes the executive compensation earned by the Company’s named executive officers in 2010 and 2009.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)		Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Daniel G. Cohen	2010	1,000,000	—		1,800,000	—	2,600,000	(8)	—	—	5,400,000
Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors (4)	2009	43,011	2,000,000	(7)	—	—	—		—	—	2,043,011

Christopher Ricciardi	2010	1,000,000	—		1,800,000	—	2,600,000	(8)	—	—	5,400,000
President (5)	2009	43,011	2,000,000	(7)	—	—	—		—	—	2,043,011

Joseph W. Pooler, Jr.	2010	400,000	—		380,000	—	720,000	(8)	—	—	1,500,000
Executive Vice President, Chief Financial Officer & Treasurer (6)	2009	11,828	700,000		—	—	—		—	—	711,828

(1)	With respect to 2009, amounts in this column reflect the salary earned by Messrs. Cohen, Ricciardi and Pooler from December 16, 2009 through December 31, 2009, which represents the period following the consummation of the merger, or the Merger, of one of our subsidiaries with and into IFMI, LLC. Prior to December 16, 2009, all officers of the Company were provided through an external management services agreement with a subsidiary of IFMI, LLC.
(2)	Effective January 27, 2011, 360,000 restricted shares of our common stock were awarded to Mr. Cohen, 360,000 restricted shares of our common stock were awarded to Mr. Ricciardi and 76,000 restricted shares of our common stock were awarded to Mr. Pooler based on their respective performance in 2010, as more fully discussed below at the end of this table. The grant date fair value per share for these restricted shares was $5.00. These restricted shares are subject to shareholder approval of the increase of the number of shares of the our common stock available for issuance under our 2010 Long-Term Incentive Plan. Subject to certain conditions, these restricted shares will vest on December 31, 2012.
Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation (“FASB ASC 718”). The assumptions used in the calculations of these amounts are included in note 20 to the Company’s audited financial statements for the year ended December 31, 2010 in the Company’s Annual Report on Form 10-K.
Amounts do not correspond to the actual value that may be recognized by the named executive officer.
(3)	Amounts did not exceed $10,000.
(4)	Mr. Cohen has served as the Company’s Chairman of the Board of Directors since October 6, 2006 and as its Chief Executive Officer and Chief Investment Officer since December 16, 2009.
(5)	Mr. Ricciardi has served as the Company’s President since December 16, 2009.
(6)	Mr. Pooler has served as the Company’s Chief Financial Officer and Treasurer since December 16, 2009.
(7)	Amounts reflect bonuses paid by IFMI, LLC on February 12, 2010 to Messrs. Cohen and Ricciardi based on their respective performance in 2009 as executive officers of IFMI, LLC. IFMI, LLC had the right to “claw-back” a portion of the bonus if the executive officer that received the bonus terminated his employment with IFMI, LLC prior to December 31, 2010 without “Good Reason” or was terminated by IFMI, LLC prior to December 31, 2010 for “Cause” (as these terms are defined in each such officer’s then current employment agreement). Each such officer was employed by the Company at December 31, 2010, and, accordingly, the Company did not have the right to “claw-back” any portion of such bonuses.
(8)	Amounts reflect awards under our 2009 Cash Bonus Plan, as more fully discussed below at the end of this table.

At the beginning of 2010, the Compensation Committee established performance targets for each of the named executive officers based on (a) adjusted pre-tax income, and (b) adjusted revenue. In the light of, among other factors, the nature of the Company’s revenue and components of income in 2010, the Compensation Committee exercised its right to reduce awards below the target award determined by the Compensation Committee at the beginning of the year and awarded to Messrs. Cohen and Ricciardi $4,400,00 and Mr. Pooler $1,100,000. The Compensation Committee determined that the amount of these awards were to be paid approximately 60% in cash under our Cash Bonus Plan and 40% in shares of our restricted stock under our 2010 Long-Term Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End 2010

The Company has not included a table of “Outstanding Equity Awards at Fiscal Year-End 2010” as there were no outstanding equity awards to the named executive officers at December 31, 2010.

Use of Compensation Consultant

During 2010, the Compensation Committee engaged Hay Group to serve as its compensation consultant. Hay Group received instructions from, and reported to, the Compensation Committee on an independent basis. Hay Group was also authorized by the Compensation Committee to share specified information with, and request and receive from, management in order to prepare for Compensation Committee meetings. The Compensation Committee requested Hay Group’s advice on a variety of issues, including the employment agreements entered into by the Company with its executive officers, compensation strategy, market comparisons, pay and performance alignment versus industry peers, executive pay trends, compensation best practices and potential compensation plan designs and modifications. Representatives of Hay Group attended Compensation Committee meetings at the Compensation Committee’s request and made themselves available to and provide guidance to the Compensation Committee on a variety of compensation issues as they arose. During 2010, Hay Group did not provide any services to the Company other than advisory services for executive and director compensation and worked with management only at the request and under the direction of the Compensation Committee.

Hay Group has reviewed the compensation components and levels for our named executive officers and advised the Compensation Committee on the appropriateness of our compensation programs, including our incentive and equity-based compensation plans, retention incentives and employment agreements, as these matters arose during the year. Hay Group prepares benchmarking data, reviews the results with the Compensation Committee, and provides recommendations and opinions on the reasonableness of new compensation plans, programs and arrangements.

Employment Agreements; Termination of Employment and Change of Control Arrangements

Employment Agreements with Named Executive Officers

Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors

On February 18, 2010, the Company entered into an Employment Agreement with Daniel G. Cohen, or the Cohen Agreement. Pursuant to the Cohen Agreement, Mr. Cohen will serve as the Chairman, Chief Executive Officer and Chief Investment Officer for both the Company and its majority owned subsidiary, IFMI, LLC. The initial term of the Cohen Agreement ends on December 31, 2012, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the terms of the Cohen Agreement. The Cohen Agreement provides that Mr. Cohen’s minimum base salary will remain $1,000,000 per annum through December 31, 2010. Mr. Cohen’s base salary for fiscal years after 2010 will be determined by the Compensation Committee.

During the term of the Cohen Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Cohen has the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Cohen Agreement does not provide for any specific equity awards, it does provide that Mr. Cohen will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Cohen Agreement provides for a bonus in the amount of $2,000,000 to be awarded to Mr. Cohen under the 2010 Executive Officers’ Cash Bonus Plan (described below) for his performance in fiscal year 2009, which bonus was paid on February 12, 2010.

The Cohen Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurs; (c) without duplication of amounts due under (a) and (b), a single-sum payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination and (y) the denominator of which is 365; and (d) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen Agreement), Mr. Cohen will only be entitled to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Cohen terminates his employment with “Good Reason,” the Company terminates his employment without “Cause,” or the Company chooses not to renew the Cohen Agreement at its termination, Mr. Cohen will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Cohen Agreement and the date of termination, the highest base salary paid to Mr. Cohen in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Cohen Agreement to the date of termination, the highest base salary received in any month times 12; and (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

In the event of a “Change of Control” (as defined in the Cohen Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Cohen remains with the Company through the first anniversary of a “Change of Control,” but leaves the Company within six months thereafter, such termination will be treated as a termination for “Good Reason,” and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986, as amended, or the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is one dollar ($1.00) less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

The Cohen Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months after the end of the term of the Cohen Agreement. The Cohen Agreement also contains customary confidentiality provisions.

Christopher Ricciardi, President

On February 18, 2010, the Company entered into an Employment Agreement with Christopher Ricciardi, or the Original Ricciardi Agreement, which was amended and restated on April 19, 2011, or the Ricciardi Agreement. Pursuant to the Ricciardi Agreement, Mr. Ricciardi will serve as the Company’s President, reporting directly to the Chief Executive Officer of the Company.

Mr. Ricciardi’s employment under the Ricciardi Agreement is at-will. Until May 19, 2011, (a) Mr. Ricciardi may terminate the Ricciardi Agreement and/or Mr. Ricciardi’s employment at any time upon sixty days prior written notice, and (b) the Company may terminate the Ricciardi Agreement and/or Mr. Ricciardi’s employment at any time upon thirty days prior written notice. After May 19, 2011, any of the parties may terminate the Ricciardi Agreement and/or Mr. Ricciardi’s employment at any time upon thirty days prior written notice. Upon any such termination, Mr. Ricciardi will only be entitled to receive accrued base salary and will not be entitled to any payment, compensation, severance benefit or other employee benefit from the Company. While the Ricciardi Agreement is in effect, Mr. Ricciardi’s minimum base salary will remain $1,000,000 per annum.

During the term of the Ricciardi Agreement, in addition to base salary, Mr. Ricciardi shall have the opportunity to receive a cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Ricciardi Agreement does not provide for any specific equity awards, it does provide that Mr. Ricciardi will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Ricciardi Agreement provides for a payment on the date of the Ricciardi Agreement in the amount of $3,000,000.

The Ricciardi Agreement provides that Mr. Ricciardi may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Ricciardi is eligible under the terms of such plans or programs.

Until July 19, 2012, Mr. Ricciardi has agreed under the Ricciardi Agreement to vote, or cause to be voted, all of the shares of the Company’s voting securities beneficially owned by him in accordance with the recommendations of the Company’s Board of Directors.

The Ricciardi Agreement contains a non-solicitation provision restricting, until November 19, 2011, Mr. Ricciardi’s ability to solicit employees and other persons engaged by the Company. The Ricciardi Agreement also contains customary confidentiality provisions and contains a general release by Mr. Ricciardi.

The Original Ricciardi Agreement provided for a bonus in the amount of $2,000,000 that was awarded to Mr. Ricciardi under the 2010 Executive Officers’ Cash Bonus Plan (described below) for his service to the Company in fiscal year 2009, and which bonus was paid on February 12, 2010.

Joseph W. Pooler, Jr., Chief Financial Officer

Mr. Pooler’s employment agreement, dated May 7, 2008 and amended February 20, 2009 and February 18, 2010, or, collectively, the Pooler Agreement, provides for a minimum salary of $400,000 per annum through

December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. The term of Mr. Pooler’s agreement will end on December 31, 2012, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the Pooler Agreement.

In addition to base salary, for each fiscal year ending during the term of Mr. Pooler’s employment agreement, Mr. Pooler shall have the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Pursuant to the Pooler Agreement, Mr. Pooler was entitled to receive a guaranteed minimum cash bonus of $300,000 for his performance in fiscal year 2009 and was entitled to receive a guaranteed minimum cash bonus of $300,000 with respect to his performance in fiscal year 2010. The Pooler Agreement does not provide for a guaranteed minimum cash bonus for fiscal years beyond 2010. Mr. Pooler will be entitled to participate in any Company equity compensation plan of the Company or IFMI, LLC in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee. The Pooler Agreement provides for a cash bonus in the amount of $700,000 for his performance in fiscal year 2009, which bonus was paid on February 12, 2010. Mr. Pooler is eligible to participate in the Company’s cash bonus plan and the IFMI, LLC’s equity plan.

Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a change of control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is one dollar ($1.00) less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of the Merger transaction completed by the Company on December 16, 2009, pursuant to which IFMI, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in IFMI, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the Merger.

During the period of Mr. Pooler’s employment with IFMI, LLC, and the period ending one year following the termination of his employment with IFMI, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of IFMI, LLC or its affiliates to leave the employ of IFMI, LLC or such affiliates, or in any way interfere with the relationship between IFMI, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of IFMI, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of IFMI, LLC or any of its affiliates.

Compensation Upon Change of Control or Termination

As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations without cause or for good reason, upon a change in control, or upon the death or disability of the executive. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

2010 Cash and Equity Plan Compensation

Institutional Financial Markets, Inc. 2009 Cash Bonus Plan

In August 2009, our board of directors adopted the Cash Bonus Plan, which was approved by stockholders on December 15, 2009. The purpose of the Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

As discussed above, Messrs. Cohen and Ricciardi each received a cash bonus under the Cash Bonus Plan in the amount of $2,600,000 and Mr. Pooler received a cash bonus under the Cash Bonus Plan in the amount of $720,000.

2006 and 2010 Long-Term Incentive Plans

Each of the Company’s 2006 Long-Term Incentive Plan, as amended from time to time, and the Company’s 2010 Long-Term Incentive Plan, as amended from time to time, or, together, the equity plans, is administered by the Compensation Committee, except that in certain circumstances the Board of Directors may act in its place. The purpose of the equity plans are to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the equity plans are designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the equity plans, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over a period of three years or more, are the most effective of the equity-based incentives available under the equity plans in accomplishing its compensation goals.

Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company’s compensation goals and objectives.

Effective January 27, 2011, the Compensation Committee awarded 360,000 restricted shares of our common stock to Mr. Cohen, 360,000 to Mr. Ricciardi and 76,000 to Mr. Pooler based on their respective performance in 2010. The closing price of our common stock on January 27, 2010 was $5.00.

2010 Cash and Equity Plan Compensation

IFMI, LLC 2009 Equity Award Plan

In August 2009, IFMI, LLC adopted the 2009 Equity Award Plan to further the strategic goals of IFMI, LLC and the business combination and the interests of the Company following the business combination by helping to attract and retain new and existing employees of IFMI, LLC. Named executive officers of the Company are eligible to participate in the 2009 Equity Award Plan. Under this plan, Mr. Pooler received 50,000 restricted membership units in IFMI, LLC and, pursuant to the Pooler Agreement, all of these restricted membership units vested upon the completion of the Merger. Following the business combination, the Company assumed the 2009 Equity Award Plan.

In connection with the 2009 Equity Award Plan, Daniel G. Cohen and IFMI, LLC are parties to an Equity Plan Funding Agreement whereby Mr. Cohen is required to transfer to (1) IFMI, LLC the number of membership units equal to the number of membership units to be issued by IFMI, LLC to the participants in the 2009 Equity Award Plan in connection with vesting of a restricted unit, or (2) the Company, the number of shares of its common stock equal to the number of membership units to be issued by IFMI, LLC to the participants in the 2009 Equity Award Plan in connection with the vesting of a restricted unit. The maximum number of membership units and shares of the Company’s common stock, in the aggregate, that Mr. Cohen is obligated to transfer is 1,721,160.

2010 Executive Officers’ Cash Bonus Plan

On February 11, 2010, Daniel G. Cohen, the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company, and Christopher Ricciardi, the Company’s President, each a “participant” in the IFMI, LLC Executive Officers’ Cash Bonus Plan, or the 2010 Plan, were each awarded a bonus in the amount of $2,000,000 pursuant to the 2010 Plan. The purpose of the 2010 Plan is to provide cash bonuses to eligible participants based on such participants’ performance in 2009 and to provide an incentive to such participants to continue in the employ of IFMI, LLC. The Compensation Committee has been designated by IFMI, LLC to administer the 2010 Plan.

Pursuant to the terms of the 2010 Plan, payment of cash bonuses under the 2010 Plan was made in February 2010, contingent on (1) the participant providing services to IFMI, LLC through December 31, 2010, and (2) the participant agreeing, in the event that the participant is not employed through December 31, 2010, to repay to IFMI, LLC the portion of the participant’s cash bonus that has not vested. One-twelfth of each participant’s cash bonus vested on the last day of each month, and was 100% vested on December 31, 2010.

Perquisites

Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2009 or 2010. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company’s current compensation policy, non-employee directors each received an annual fee in the amount of $50,000 for serving as a director for the fiscal year ended December 31, 2010 and $55,000 in restricted common stock in the Company. Each non-employee director also received $2,000 for each meeting of our Board of Directors and $1,000 for each meeting of a committee of our Board of Directors that he attended in person, and $500 for each meeting of our Board of Directors or a committee of its Board of Directors that he attended telephonically. The Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee received additional annual fees of $20,000, $7,500 and $7,500, respectively. The annual fee and the meeting fees were paid in cash.

The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2010. Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company is not included in this table as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown above on the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Walter T. Beach	$53,500	$54,996	—	—	—	—	$108,496
Rodney E. Bennett	64,000	54,996	—	—	—	—	118,996
Marc Chayette (3)	25,000	54,996	—	—	—	—	79,996
Thomas P. Costello	85,000	54,996	—	—	—	—	139,996
G. Steven Dawson	69,000	54,996	—	—	—	—	123,996
Joseph M. Donovan	69,000	54,996	—	—	—	—	123,996
Jack Haraburda	73,500	54,996	—	—	—	—	128,496
Lance Ullom	71,000	54,996	—	—	—	—	125,996
Charles W. Wolcott	61,000	54,996	—	—	—	—	115,996

(1)	Amounts in this column represent annual board fees, meeting fees and annual chair fees earned by non-employee directors for service in 2010.
(2)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB ASC Topic 718. The grant date fair value per share for these restricted shares was $6.48 and each director was granted 8,487 restricted shares of Common Stock. The assumptions used in the calculations of these amounts were included in note 20 to the Company’s audited financial statements for the year ended December 31, 2010 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the director. As of December 31, 2010, the aggregate number of restricted stock awards outstanding at December 31, 2010 for each director was as follows: (i) Mr. Beach—8,487 shares; (ii) Mr. Bennett—8,833 shares; (iii) Mr. Chayette—8,487; (iv) Mr. Costello—8,833 shares; (v) Mr. Dawson—8,837 shares; (vi) Mr. Donovan—8,487 shares; (vii) Mr. Haraburda—8,837 shares; (viii) Mr. Ullom—8,837 shares; and (ix) Mr. Wolcott—8,837 shares.
(3)	On and effective May 18, 2010, Mr. Chayette resigned from his position as a director on the Board of Directors. Mr. Chayette’s resignation was not due to any disagreement with the Company.

Mr. Subin joined the Board of Directors on February 3, 2011 and did not receive any compensation during 2010.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board and committee meetings.

PROPOSAL TWO—APPROVAL OF AMENDMENT NO. 1 TO

OUR 2010 LONG-TERM INCENTIVE PLAN

This section of the proxy statement is a summary of the material provisions of our 2010 Long-Term Incentive Plan as proposed to be amended by Amendment No. 1 to our 2010 Long-Term Incentive Plan. Copies of our 2010 Long-Term Incentive Plan and Amendment No. 1 to our 2010 Long-Term Incentive Plan are attached to this proxy statement as Appendix A. Because the description is a summary, it does not contain all of the information about our 2010 Long-Term Incentive Plan, as it is proposed to be amended, that may be important to you. You should refer to the full text of our 2010 Long-Term Incentive Plan and Amendment No. 1 to our 2010 Long-Term Incentive Plan, which are hereby incorporated by reference into this proxy statement, for details of the terms of our 2010 Long-Term Incentive Plan and Amendment No. 1 to our 2010 Long-Term Incentive Plan.

On April 22, 2010, the Board of Directors of the Company adopted our 2010 Long-Term Incentive Plan, which was approved on December 10, 2010 by stockholders at the Company’s 2010 annual meeting of stockholders. On April 18, 2011, the Board of Directors approved Amendment No. 1 to our 2010 Long-Term Incentive Plan, which increases, subject to stockholder approval, the maximum number of shares of common stock available for issuance under our 2010 Long-Term Incentive Plan by 3,000,000 shares to a total of 4,580,000 shares of our common stock.

We recently announced an agreement to acquire a majority interest in PrinceRidge. PrinceRidge is a New York-based financial services firm led by John P. Costas and Michael T. Hutchins and is comprised of a sales and trading group specializing in structured products and corporate credit, and an investment banking group concentrated on corporate finance. Approximately, 850,000 of the 3,000,000 additional shares of common stock are expected to be issued to executives of PrinceRidge upon closing of the acquisition of PrinceRidge.

If stockholder approval is not received, the increase in the number of authorized shares available for issuance under our 2010 Long-Term Incentive Plan will not be implemented. Our 2010 Long-Term Incentive Plan, as proposed to be amended by Amendment No. 1 to our 2010 Long-Term Incentive Plan, is referred to as the “Plan.”

The purpose of the Plan is to provide the Company with the flexibility to use stock options and other awards as part of an overall compensation package to provide equity-based compensation to attract and retain qualified personnel. Awards by the Compensation Committee that result in the issuance of the Company’s common stock are subject to approval of the Plan by the Company’s stockholders.

Administration

Except as described below, the Plan will be administered by the Compensation Committee. The Compensation Committee, generally, has the full authority to administer and interpret the Plan, to authorize the granting of awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries to receive an award, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Plan or the administration or interpretation of the Plan. In connection with this authority, the Compensation Committee may establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The Plan will be administered by a committee consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a nonemployee director and will, at such times as the Company is subject to Section 162(m) of the Code, qualify as an outside director for purposes of Section 162(m) of the Code, or, if no committee exists, the

Board of Directors. References below to the Compensation Committee include a reference to the Board for those periods in which the Board is acting in place of the committee or other applicable committee appointed by the Board of Directors.

Eligibility and Types of Awards

Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries are eligible to be granted stock options, restricted stock, restricted stock units, dividend equivalent rights and other equity-based awards under the Plan. Eligibility for awards under the Plan is determined by the Compensation Committee. All directors and employees of the Company or its affiliates are eligible to receive awards under the Plan, including the Company’s named executive officers, Daniel G. Cohen, Christopher Ricciardi and Joseph W. Pooler, Jr. As of April 5, 2011, all of our directors (ten persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 190 persons) were eligible to participate in the Plan.

New Plan Benefits

Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan

Name and Position	Dollar Value ($)		Number of Shares
Daniel G. Cohen, Chief Executive Officer and Chairman of the Board of Directors	1,634,400	(2)	360,000	(2)
Christopher Ricciardi, President of the Company	1,634,400	(2)	360,000	(2)
Joseph W. Pooler, Jr., Chief Financial Officer and Treasurer	345,040	(2)	76,000	(2)
Current Executive Officers as a Group	3,613,840	(2)	796,000	(2)
Non-Executive Director Group		(1)		(1)
Non-Executive Officer Employee Group	2,615,208	(3)	576,037	(3)

(1)	All awards granted under the Plan will be made at the discretion of the Compensation Committee. Therefore, it is not currently possible to determine the benefits or amounts that will be received by any directors under the Plan pursuant to the Plan in the future, or the benefits or amounts that would have been received by any directors for the last completed fiscal year if the Plan had been in effect.
(2)	796,000 shares of restricted stock have been awarded under the Plan to the three named executive officers, subject to stockholder approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan. The dollar value has been calculated based on a closing price of our common stock of $4.54 on April 5, 2011. Additional grants under the Plan may be made by the Compensation Committee to executive officers. Any additional benefits or amounts that will be received by or allocated executive officers are not currently determinable since such additional grants have not been decided upon.
(3)	576,037 shares of restricted stock have been awarded under the Plan to employees that are not executive officers, subject to stockholder approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan. The dollar value has been calculated based on a closing price of our common stock of $4.54 on April 5, 2011. Additional grants under the Plan may be made to employees that are not executive officers. Any additional benefits or amounts that will be received by or allocated to employees that are not executive officers are not currently determinable since such additional grants have not been decided upon.

Available Shares

If Amendment No. 1 to our 2010 Long-Term Incentive Plan is approved at our 2011 annual meeting of stockholders, the total number of shares of common stock awarded under the Plan, subject to adjustment upon certain corporate transactions or events, may not, in the aggregate, be greater than 4,580,000. Currently, our 2010

Long-Term Incentive Plan authorizes the issuance of up to 1,580,000 shares of our common stock. As of April 5, 2011, of the 1,580,000 shares of our common stock authorized for issuance under our 2010 Long-Term Incentive Plan there were 206,296 shares available for issuance under our 2010 Long-Term Incentive Plan. In no event may an eligible person receive options for more than 500,000 shares on an annual basis, and the maximum number of shares that may underlie awards, other than options, granted in any one year to any eligible person may not exceed 500,000. If an option or other award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance under the Plan. Unless previously terminated by the Board of Directors, no new award may be granted under the Plan after April 22, 2020.

Awards Under Our 2010 Long-Term Incentive Plan

Stock Options

The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Internal Revenue Code, shall be determined by the Compensation Committee. The exercise price of an option shall also be determined by the Compensation Committee and reflected in the applicable award agreement. The exercise price for each option that is intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code shall not be less than 100% of the fair market value of the underlying stock on the day the option is granted. The exercise price with respect to incentive stock options may not be lower than 100%, or 110% in the case of an incentive stock option granted to a 10% shareholder, of the fair market value of the Company’s common stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the Plan). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. The Compensation Committee may determine the permitted methods by which an option may be exercised.

Except as may be provided in an applicable award agreement, if a participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the participant, the Plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Except as may be provided in an applicable award agreement, if the participant’s employment is terminated for cause, or the participant resigns from employment, all the participant’s vested and unvested options will immediately be forfeited.

Restricted Stock

A restricted stock award is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the Compensation Committee, be held by the Company until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the participant as soon as practicable after the period of forfeiture has lapsed.

Except as may be provided in an applicable award agreement, if, during the forfeiture period in relation to a participant’s restricted stock, the participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the participant or in the event of a change in control of the

Company, the restrictions on all the participant’s restricted stock will immediately lapse. Except as may be provided in an applicable award agreement, if the participant’s employment is terminated for cause, or the participant resigns from employment, all the participant’s restricted stock that is still subject to restrictions will immediately be forfeited and, if the participant paid any purchase price for the restricted stock, the Company will pay the participant the lower of that price or the then market value of the stock on the date of termination.

Restricted Stock Units

Restricted stock units will vest as provided in the applicable award agreement. A restricted stock unit represents a future right to receive the fair market value of a share of the Company’s common stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of the Company’s common stock in excess of a base value established by the Compensation Committee at the time of grant. Each restricted stock unit will generally be settled by the transfer of one share of the Company’s common stock. The Compensation Committee may allow the Company, or the participant, to elect that restricted stock units be settled by the transfer of cash or shares of the Company’s common stock. Generally, the settlement date for restricted stock units will be the first day of the month following the month in which the restricted stock units vested. The Compensation Committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the restricted stock units installments over a period not to exceed 10 years. In addition, the Compensation Committee may establish a program under which distributions with respect to restricted stock units may be deferred for additional periods; any such deferrals may be subject to Section 409A of the Code.

Except as may be provided in an applicable award agreement, if the participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the participant or in the event of a change in control of the Company, all the participant’s restricted stock units will immediately vest. If the participant’s employment is terminated for any other reason, all the participant’s restricted stock units that have not previously vested, or vested upon termination, will immediately be forfeited.

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional common stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. Dividend equivalents granted in relation to options that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code will be payable regardless of whether the related option is exercised. The Compensation Committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred; any such deferrals may be subject to Section 409A of the Code.

Other Equity-Based Awards

The Plan authorizes the granting of other awards based upon the common stock (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

Special Rules Upon Reorganizations, Changes in Control, Etc.

If the Company is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of the Company or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding awards and various Plan provisions (including, without limitation, to the number and kind of shares available under the Plan).

Without limiting the foregoing, upon a change in control of the Company (as defined in the Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments).

Amendment and Termination

The Board of Directors may amend the Plan as it deems advisable, except that it may not amend the Plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws. In addition, the Board of Directors may not amend the Plan if the amendment would cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until such amendment is approved by the Company’s stockholders.

Certain U.S. Federal Income Tax Consequences

This tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have specific questions.

Non-Qualified Stock Options

No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. To receive special tax treatment as an incentive stock option under the Code as to shares acquired upon exercise of an incentive stock option, an option holder must neither dispose of the shares within two years after the incentive stock option is granted nor within one year after the transfer of the shares to the option holder pursuant to exercise of the option. In addition, the option holder must be an employee of the Company or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder.) Incentive stock option treatment under the Code generally allows the sale of shares of the Company’s common stock received upon the exercise of an incentive stock option to result in any gain being treated as a capital gain to the option holder, but the Company will not be entitled to a tax deduction. The exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied), however, will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.

If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Restricted Stock

Unless a holder of restricted stock makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the fair market value of the stock at that time and the amount, if any, paid by the holder for the restricted stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction, equal to (a) the fair market value of the restricted stock as though the stock were (1) not subject to a substantial risk of forfeiture or (2) transferable, minus (b) the amount, if any, paid for the restricted stock. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.

Restricted Stock Units

In general, a grantee of restricted stock units is not taxed at the time of the grant. Instead, the holder is taxed at the time in which there is no longer a substantial risk of forfeiture. Generally, when the restrictions are lifted, the holder must recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the grant at that time, minus the amount paid for the grant (if any). For grants that are settled in actual shares, the employee’s tax holding period begins at the time of distribution (which may or may not coincide with vesting), and the holder’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary income. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares.

Dividend Equivalent Rights

There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right.

Deductibility of Executive Compensation Under Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the “million dollar cap”). The Internal Revenue Service has also issued Treasury Regulations which provide rules for the application of the “million dollar cap” deduction limitations. Income which is treated as “performance-based compensation” under these rules will not be subject to the limitation on deductibility imposed by Section 162(m) of the Code.

The Plan has been designed to permit option grants to qualify under the performance-based compensation rules so that income of a grantee attributable to the exercise of a nonqualified option may be exempt from the million dollar cap limits on deduction by us. The Plan’s provisions are consistent with the performance-based compensation rules, so that if the committee consists exclusively of members of the Board who qualify as “outside directors” the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible by us even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m).

The Plan also permits, but does not require, the grant of performance-based restricted stock awards, which would be subject to performance-based vesting provisions established by the committee consistent with the terms of the Plan. The compensation income recognized as a result of such grants by a grantee would also qualify as performance-based compensation which may, therefore, be exempt from the million dollar cap limits on deductions we may take.

The general federal income tax principles discussed above are highly complex and subject to changes which may be brought about by subsequent legislation or by regulations and administrative rulings which may be applied on a retroactive basis. You may also be subject to state and local and/or foreign taxes with respect to option grants, option exercises and the subsequent holding and disposition of shares you acquire on the exercise of an option or pursuant to a restricted award. Accordingly, you should refer to the applicable tax laws of the relevant jurisdictions to determine the tax consequences of your receipt of awards under any applicable state, local or foreign law. You should consult your own tax advisor in connection with the tax consequences of the grant and exercise of any option received under the Plan, the receipt of a restricted stock or restricted stock unit award (or the receipt of shares pursuant to such awards), the receipt of dividend equivalent rights, or other equity-based awards as well as the subsequent holding and disposition of shares received in connection with an award.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AMENDMENT NO. 1 TO OUR 2010 LONG-TERM INCENTIVE PLAN, AS SET FORTH IN PROPOSAL TWO. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR APPROVAL OF AMENDMENT NO. 1 TO OUR 2010 LONG-TERM INCENTIVE PLAN.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As noted in the “New Plan Benefits” table above, our executive officers will receive and are eligible to receive additional awards under the Plan if Amendment No. 1 to our 2010 Long-Term Incentive Plan is approved. Our directors are eligible to receive awards under our Plan. Directors and executive officers may benefit from the payment of equity-based awards under the Plan.

EQUITY COMPENSATION PLAN INFORMATION

Our 2006 Long-Term Incentive Plan was approved by our stockholders at the special meeting held on October 6, 2006. Our 2006 Long-Term Incentive Plan was amended on April 26, 2007, and again on June 18, 2008.

Following the Merger, our Board of Directors assumed the IFMI, LLC 2009 Equity Award Plan, or the 2009 Equity Award Plan, from IFMI, LLC on December 16, 2009.

Our 2010 Long Term Incentive Plan was approved by our stockholders at the annual meeting held on December 10, 2010.

The following table provides information regarding our 2006 Long Term Incentive Plan and our 2010 Long Term Incentive Plan as of December 31, 2010:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	1,581,088
Equity compensation plans not approved by security holders	—	—	—

All of the IFMI, LLC restricted units available under the 2009 Equity Award Plan have been issued. The IFMI, LLC restricted units are a contractual right that entitles the recipient, upon vesting of the restricted unit, to receive the number of IFMI, LLC membership units set forth in the restricted unit grant document. An IFMI, LLC restricted unit is subject to either time-based and/or performance-based vesting conditions. These restricted units generally vest over a period of three years from the closing date of the Merger. The membership units issued upon the vesting of these IFMI, LLC restricted units will, at the election of the holder thereof or the Company, be convertible into the equivalent number of shares of the Company’s common stock. Upon the vesting of these restricted units, Daniel G. Cohen is required, pursuant to an Equity Plan Funding Agreement, to transfer to (1) IFMI, LLC the number of IFMI, LLC membership units equal to the number of membership units to be issued by IFMI, LLC upon the vesting of the restricted unit, or (2) the Company the number of shares of the Company’s common stock equal to the number of membership units issuable upon the vesting of the restricted unit.

See “Executive Compensation—2006 and 2010 Long-Term Incentive Plans” and “Executive Compensation—IFMI, LLC, LLC 2009 Equity Award Plan” for further information on our 2006 and 2010 Long-Term Incentive Plans and the 2009 Equity Award Plan and the Equity Plan Funding Agreement.

PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

Representatives of Grant Thornton LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011 AS SET FORTH IN PROPOSAL THREE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES

On December 15, 2009, the Audit Committee of our Board of Directors approved the dismissal of the Company’s independent registered public accounting firm, Ernst & Young LLP. On that date, the Audit Committee and the Board approved and ratified the engagement of Grant Thornton LLP to serve as the Company’s independent registered public accountants for the fiscal year ended December 31, 2009. Grant Thornton LLP has served as the registered public accounting firm for IFMI, LLC since 2001.

During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Grant Thornton LLP, the Company did not consult with Grant Thornton LLP regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During the fiscal year ended December 31, 2008 and the subsequent period from January 1, 2009 through the Company’s notice to Ernst & Young LLP of its dismissal on December 15, 2009: (a) there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report; and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except as provided in the following sentence. Ernst & Young LLP found that the Company had not maintained effective internal control over financial reporting as of December 31, 2008 because management had identified a material weakness in controls related to certain of the Company’s valuation processes that were not designed and operating effectively. Ernst & Young LLP’s reports on the Company’s financial statements for 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Ernst & Young LLP with a copy of the above disclosures and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. A copy of that letter, dated December 16, 2009, is filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on December 17, 2009.

During the years ended December 31, 2010 and December 31, 2009, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2009 and 2010 were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Audit Fees (1)	$695,000	$950,000
Audit-Related Fees (2)	$26,000	$25,000
Tax Fees (3)	—	—
All Other (4)	—	—
Total Principal Accounting Firm Fees	$721,000	$975,000

(1)	Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audit of the annual financial statements included in our annual report on Form 10-K and services attendant to, or required by, statute or regulation; (b) reviews of the interim financial statements; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of the U.S. broker-dealer and the UK and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.
(2)	Audit-related fees include fees related to the Company’s 401(k) savings plan.
(3)	There were no tax fees.
(4)	There were no other fees.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act. The Audit Committee pre-approved all services provided by our prior independent registered accounting firm and provided post-Merger by Grant Thornton LLP.

The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles, or GAAP. Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2010, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.

In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its quarterly reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2010 be included in the annual report on Form 10-K.

The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.ifmi.com). The Audit Committee consists of Messrs. Wolcott, Ullom and Costello, who serves as the Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and NYSE Amex. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE Amex listing standards currently in effect, and that Mr. Costello is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held eight meetings during fiscal year 2010. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”

Respectfully Submitted,

Audit Committee

Thomas P. Costello, Chairman

Charles W. Wolcott

Lance Ullom

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 5, 2011 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each current executive officer and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 5, 2011 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series B Preferred Stock Beneficially Owned	Percent of Class (1)	Common Stock Beneficially Owned	Percent of Class (2)
Five or greater percent owner:

Stephanie Ricciardi (3)	—	—	1,465,144	12.0
Eric Mindich (4)	—	—	647,701	5.3

Directors and Executive Officers:

Daniel G. Cohen (5)	4,983,557	100%	409,211	3.4
Christopher Ricciardi (6)	—	—	1,522,575	12.5
Joseph W. Pooler, Jr. (7)	—	—	107,806	*
Walter T. Beach (8)	—	—	20,164	*
Rodney E. Bennett (9)	—	—	23,998	*
Thomas P. Costello (10)	—	—	25,508	*
G. Steven Dawson (11)	—	—	29,517	*
Joseph M. Donovan (12)	—	—	20,164	*
Jack Haraburda (13)	—	—	25,308	*
Neil S. Subin (14)	—	—	86,213	*
Lance Ullom (15)	—	—	43,958	*
Charles W. Wolcott (16)	—	—	28,248	*
All executive officers and directors as a group (12 persons)	4,983,557	100%	2,264,122	18.5

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	Based on 4,983,557 shares of the Series B Preferred Stock issued and outstanding on April 5, 2011.
(2)	Based on 12,210,649 shares of the Company common stock issued and outstanding on April 5, 2011.
(3)	Mrs. Ricciardi is the spouse of Christopher Ricciardi, President of the Company. The common stock includes 1,351,721 shares held in a joint account with Mr. Ricciardi and 48,448 shares held individually. Mrs. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of her position on the board of directors of the foundation. Mrs. Ricciardi disclaims any interest in the 64,975 shares beyond her pecuniary interest. Mrs. Ricciardi shares voting and dispositive power with respect to all of the common stock. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on December 21, 2009, as amended on March 29, 2010 and April 25, 2011, and other information provided by Mr. Ricciardi. The address of this stockholder is c/o Christopher Ricciardi, Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Until July 19, 2012, Mrs. Ricciardi has agreed to vote, or cause to be voted, all of the shares of the Company’s voting securities beneficially owned by her in accordance with the recommendations of the Company’s Board of Directors.

(4)	With respect to the Company common stock that Mr. Mindich holds or may be deemed the beneficial owner of, this information is based on a Schedule 13G filed with the SEC on May 6, 2010. Mr. Mindich shares voting and dispositive power with respect to all of the common stock. The address for this stockholder is 399 Park Ave, 10th Floor, NY, NY 10022.
(5)	Mr. Cohen is the Chairman of the Board and Chief Executive Officer and Chief Investment Officer of the Company. Mr. Cohen may be deemed the beneficial owner of 50,400 shares of the Company common stock held by IFMI, LLC as a result of his position on the board of managers of IFMI, LLC. Mr. Cohen disclaims any interest in the 50,400 shares beyond his pecuniary interest. Of these shares, 3,250 shares of common stock are pledged by Mr. Cohen as security. Excluded from the table are the 360,000 restricted shares the issuance of which is subject to stockholder approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan; if issued, these restricted shares will vest on December 31, 2012.
(6)

Mr. Ricciardi is the President of the Company. The common stock includes 1,351,721 shares held in a joint account with Mrs. Ricciardi. The common stock includes 48,448 shares held by Mrs. Ricciardi, of which Mr. Ricciardi may be deemed a beneficial owner. Mr. Ricciardi may be deemed the beneficial owner of 50,400 shares of the Company common stock held by IFMI, LLC as a result of his position on the board of managers of IFMI, LLC. Mr. Ricciardi disclaims any interest in the 50,400 shares beyond his pecuniary interest. Mr. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of his position on the board of directors of the foundation. Mr. Ricciardi disclaims any interest in the 64,975 shares beyond his pecuniary interest. The number of shares of common stock with respect to which Mr. Ricciardi would have sole voting and dispositive power is 7,031 respectively. Mr. Ricciardi shares voting and dispositive power with respect to all of the common stock. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on December 21, 2009, as amended on March 29, 2010 and April 25, 2011, and other information provided by Mr. Ricciardi. The address for this stockholder is 135 East 57th Street, 21st Floor, New York, New York 10022. Excluded from the table are the 360,000 restricted shares the issuance of which is subject to stockholder approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan; if issued, these restricted shares will vest on December 31, 2012. Until July 19, 2012, Mr. Ricciardi has agreed under the Ricciardi Agreement to vote, or cause to be voted, all of the shares of the Company’s voting securities beneficially owned by him in accordance with the recommendations of the Company’s Board of Directors.

(7)	Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Pooler may be deemed the beneficial owner of 50,400 shares of the Company common stock held by IFMI, LLC as a result of his position on the board of managers of IFMI, LLC. Mr. Pooler disclaims any interest in the 50,400 shares beyond his pecuniary interest. Excluded from the table are the 76,000 restricted shares the issuance of which is subject to stockholder approval of Amendment No. 1 to our 2010 Long-Term Incentive Plan; if issued, these restricted shares will vest on December 31, 2012.
(8)	Mr. Beach is a director of the Company. The common stock includes 11,677 restricted shares that will vest on February 3, 2012.
(9)	Mr. Bennett is a director of the Company. The common stock includes 11,849 restricted shares that have yet to vest; 172 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.
(10)	Mr. Costello is a director of the Company. The common stock includes 11,849 restricted shares that have yet to vest; 172 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.
(11)	Mr. Dawson is a director of the Company. The common stock represents 17,663 shares of Company common stock held by Corriente Private Trust. Mr. Dawson is a trustee and sole beneficiary of Corriente Private Trust. The common stock includes 11,854 restricted shares that have yet to vest; 177 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.
(12)	Mr. Donovan is a director of the Company. The common stock includes 11,677 restricted shares that will vest on February 3, 2012.

(13)	Mr. Haraburda is a director of the Company. The common stock includes 11,854 restricted shares that have yet to vest; 177 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.
(14)	Mr. Subin is a director of the Company. The common stock includes 11,677 restricted shares that will vest on February 3, 2012.
(15)	Mr. Ullom is a director of the Company. The common stock includes 18,000 shares held in a trust for the benefit of Mr. Ullom’s spouse and 11,854 restricted shares that have yet to vest; 177 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.
(16)	Mr. Wolcott is a director of the Company. The common stock includes 11,854 restricted shares that have yet to vest; 177 of such restricted shares will vest on April 30, 2011; and 11,677 restricted shares will vest on February 3, 2012.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2010 fiscal year, except that following the disposition to the Company (in a transaction exempt from Section 16(b) of the Exchange Act) on May 7, 2010 of shares of our common stock in connection with tax withholding upon the vesting of a portion of a restricted stock award, Douglas Listman did not file a Form 4 with respect to such disposition until June 28, 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has identified the following related party transactions since January 1, 2009. The transactions are listed by related party and the amounts are disclosed in the tables at the end of Section E. below. Unless indicated otherwise, all dollar amounts are in thousands.

A.	RAIT Financial Trust (NYSE: RAS)

RAIT is a publicly traded real estate investment trust, or REIT. It has been identified as a related party because (1) the Chairman and Chief Executive Officer of the Company was a trustee of RAIT until his resignation from that position on February 26, 2010 (and was formerly the Chief Executive Officer of RAIT from December 2006 to February 2009); and (2) the Chairman of RAIT until her resignation from that position effective December 31, 2010 is the mother of the Chairman and Chief Executive Officer of the Company.

1.	Rent

During 2009, the Company began reimbursing RAIT for certain costs incurred by RAIT for office space that is occupied by the Company’s Chairman and Chief Executive Officer in one location. Previously, this cost had been borne by RAIT as the Company’s Chairman was the Chief Executive Officer of RAIT. However, upon his resignation as RAIT’s Chief Executive Officer in February 2009, this cost began to be reimbursed by the Company. The payments were for all periods after February 2009. The payments by the Company are disclosed as shared services in the tables at the end Section E. below. The payments are recorded as an increase to the related expense.

In 2006, the Company entered into a lease, as tenant, in one location for which RAIT shares space. RAIT pays for its share of the space under a sub-lease arrangement with the Company. The Company received payments under this agreement which are disclosed as shared services payments in the tables at the end of Section E. below. The payments are recorded as a reduction in rent expense.

2.	Shared Services Agreement

The Company has a shared services agreement with RAIT whereby RAIT reimburses the Company, or in some cases the Company reimburses RAIT, for shared costs incurred for administrative and occupancy costs. These amounts are disclosed as shared services (paid) received in the tables at the end of Section E. below.

3.	RAIT Shares

During the first quarter of 2010, the Company sold all of the shares it held in RAIT. As of December 31, 2009, the Company held 510,434 shares of RAIT with a carrying value of $669 and a cumulative life to date unrealized loss of $8,950. The Company’s shares represented approximately 1% of the outstanding shares of RAIT as of December 31, 2009. Gains or losses recognized on these shares are disclosed as part of the gain / (loss) in the tables at the end of Section E. below.

4.	Securities sold to and purchased from RAIT

As part of the Company’s broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to RAIT. Or, the Company may purchase securities from RAIT and ultimately sell those securities to a third party. In either case, the Company includes the trading revenue earned (i.e. the gain or loss realized) by the Company for the entire transaction in the amounts disclosed as part of net trading in the tables at the end of Section E. below.

B.	Transactions Between Former Alesco Financial Inc., or AFN, and IFMI, LLC

AFN was a publicly traded REIT prior to the consummation of the Merger of one of its subsidiaries with and into IFMI, LLC on December 16, 2009. Following the Merger, AFN changed its name to Cohen & Company Inc. and subsequently changed its name to Institutional Financial Markets, Inc. effective January 24, 2011. Prior to the Merger, AFN and IFMI, LLC had been identified as related parties because: (a) IFMI, LLC’s Chairman and Chief Executive Officer was also the Chairman of AFN prior to the Merger, and (b) IFMI, LLC’s former Chief Operating Officer, who served in this capacity until December 16, 2009, was Chief Executive Officer and a director of AFN prior to the consummation of the Merger. The following discussion relates to transactions that occurred during the pre-Merger period and therefore are deemed related party transactions.

1.	Management Contract

AFN had no employees. A subsidiary of IFMI, LLC externally managed AFN for an annual management and incentive fee through December 16, 2009. Management fees earned are disclosed as a component of management fee revenue in the tables at the end of Section E below for the relevant pre-Merger periods. Upon the consummation of the Merger on December 16, 2009 and going forward, the revenue and expense related to the management contract were eliminated for GAAP purposes.

2.	Securities Sold to and Purchased from AFN

As part of the Company’s broker-dealer operations prior to the Merger, the Company from time to time purchased securities from third parties and sold those securities to AFN. Or, the Company purchased securities from AFN and ultimately sold those securities to a third party. In either case, the Company includes the trading revenue earned (i.e. the gain or loss realized) by the Company for the entire transaction in the amounts disclosed as part of net trading in the table at the end of Section E. below.

3.	Alesco XVII CDO Side Letter

On March 6, 2008, IFMI, LLC entered into a side letter agreement with AFN with respect to Alesco XVII collateralized debt obligation whereby IFMI, LLC had agreed to remit to AFN, who was the owner of 75% of the first tier preferred shares of the Alesco XVII collateralized debt obligation, 75% of the collateral management fees IFMI, LLC would receive on the collateralized debt obligation. IFMI, LLC recognized the receipt of collateral management fees in asset management fees in the consolidated statements of operations. Prior to the Merger, IFMI, LLC accounted for this fee from AFN as a reduction to the asset management fees (a concession) since this fee was deemed a direct reduction of IFMI, LLC’s ongoing asset management fees that otherwise would have been earned for the duration of the collateralized debt obligation. The reduction in asset management fees for the pre-Merger period from January 1, 2009 through December 16, 2009 was $186 and for the year ended December 31, 2008 was $186. Upon the consummation of the Merger on December 16, 2009, the revenue and expense related to this side letter were eliminated for GAAP purposes.

4.	Shared Services

Prior to the Merger, AFN would reimburse the Company for certain general and administrative expenses (e.g., pro rata share of the Company’s rent, telephone, utilities, and other office, internal and overhead expenses) related to AFN. The Company recorded this amount as a reduction in the related expense. These expenses are disclosed as shared services (paid) received in the tables at the end of Section E. below.

C.	Cohen Brothers Financial, LLC, or CBF

CBF has been identified as a related party because (a) CBF is a noncontrolling interest of the Company, and (b) CBF is wholly owned by the Chairman and Chief Executive Officer of the Company.

Beginning in October 2008, the Company began receiving a monthly advisory fee for consulting services provided by the Company to CBF. The fee is recognized as a component of asset management revenue in the consolidated statements of operations. This fee is disclosed as management fee revenue in the tables at the end of Section E. below.

D.	The Bancorp, Inc.

The Bancorp, Inc., or TBBK, is identified as a related party because (a) TBBK’s Chairman is the Company’s Chairman and Chief Executive Officer, and (b) the former Chief Operating Officer of the Company (who served in this capacity until December 16, 2009) is a director of TBBK.

TBBK maintained deposits for the Company in the amount of $147 as of December 31, 2010 and $70 as of December 31, 2009.

E.	Investment Vehicles and Other

The following are identified as related parties. Amounts with respect to the transactions identified below are summarized in a table at the end of this Section E.

1. Brigadier, formed by the Company in May 2006, was a series of investment funds that primarily earned investment returns by investing in various fixed income and credit market related investments and securities through its master fund. In the first half of 2010, Brigadier fund determined it would liquidate. Effective beginning in the second quarter of 2010, the Brigadier fund had ceased permitting redemptions until final liquidation. The Brigadier fund completed its liquidation during the fourth quarter of 2010. The fund distributed 90% of its NAV to unit holders during the second quarter of 2010, with the remaining 10% distributed in the fourth quarter of 2010 upon the completion of final audits and settlement of expenses of the fund. The Company was the general partner and made an initial investment in the onshore feeder fund. As of December 31, 2010 and 2009, the Company owned 0% and 85%, respectively, of the onshore feeder fund through its general and limited partnership interests. Brigadier (as a group) has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the Brigadier onshore feeder fund would be treated as an equity method affiliate of the Company. The Company had a management contract with and an investment in Brigadier.

2. Star Asia invests primarily in Asian commercial real estate structured finance products, including commercial mortgage-backed securities, corporate debt REITs and real estate operating companies, B notes, mezzanine loans and other commercial real estate fixed income investments. As of December 31, 2010 and 2009, the Company directly owned approximately 27% and 11%, respectively, of Star Asia’s outstanding shares. Star Asia has been identified as a related party because in the absence of the fair value option of FASB ASC 825, Star Asia would be treated as an equity method affiliate and the Chairman and Chief Executive Officer of the Company is a member of Star Asia’s board of directors. The Company has an investment in Star Asia.

3. EuroDekania invests primarily in hybrid capital securities of European bank and insurance companies, commercial mortgage-backed securities, residential mortgage-backed securities and widely syndicated leverage loans. As of December 31, 2010 and 2009, the Company directly owned approximately 5% and 2%, respectively, of EuroDekania’s outstanding shares. EuroDekania has been identified as a related party because the Chairman and Chief Executive Officer of the Company is a member of EuroDekania’s board of directors. The Company has a management contract with and an investment in EuroDekania.

As part of the Company’s broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to EuroDekania. Or, the Company may purchase securities from EuroDekania and ultimately sell those securities to a third party. In either case, the Company includes the trading revenue earned (i.e. the gain or loss realized) by the Company for the entire transaction in the amounts disclosed as part of net trading in the table at the end of Section E below.

4. Dekania Corp, or DEKU, was a business combination company which the Company sponsored at its creation in 2007 for the purpose of acquiring one or more unidentified businesses. DEKU completed its public offering in February 2007 and was listed on the NYSE Amex under the symbol “DEK.” DEKU had been identified as a related party because (a) DEKU was an equity method affiliate of the Company, and (b) the Chairman and Chief Executive Officer of the Company was a member of DEKU’s board of directors. In February 2009, DEKU liquidated. The Company had an investment in DEKU accounted for under the equity method and a shared services arrangement.

The Company had the following transactions with DEKU:

a. The Company recognized its share of the income or loss of DEKU. This was recorded as income or loss from equity method affiliates in the consolidated statements of operations.

b. The Company had a shared services agreement with DEKU whereby the Company provided DEKU with use of its office space, utilities, administrative, technology, and secretarial services for approximately $8 per month.

c. From time to time, the Company advanced DEKU funds for normal operating purposes; this was treated as a due from related party in the consolidated balance sheets.

d. The Company had provided a letter of credit for the benefit of DEKU and paid $2,599 to the Dekania trust in conjunction with the DEKU liquidation. This was initially treated as an additional investment in DEKU, and subsequently written off (see f. immediately below).

e. The Company wrote off its equity method investment in DEKU for a total charge of $4,482 to the consolidated statement of operations in February 2009 (see g. immediately below).

f. In connection with the DEKU liquidation, DEKU had filed a final federal tax return and received an income tax refund of $1,152. DEKU paid this amount to the Company as repayment for amounts outstanding related to expenses paid on behalf of DEKU by the Company. The Company had a receivable from DEKU of $962 which was extinguished upon the receipt of the refund. The remaining balance of the refund, net of liquidation related expenses, was offset against the loss from equity method affiliates that was previously recognized. The total loss from equity method affiliates related to DEKU was $4,339 for the year ended December 31, 2009.

5. Star Asia Manager serves as external manager of Star Asia and the Company owns 50% of Star Asia Manager. Star Asia Manager has been identified as a related party because it is an equity method investee of the Company. The Company recognizes its share of the income or loss of Star Asia Manager as income or loss from equity method affiliates in the consolidated statements of operations. From time to time, the Company may advance Star Asia Manager funds for normal operating purposes; such advances are a component of due from related party in the consolidated balance sheets.

6. MFCA primarily invests in securities whose interest payments are exempt from U.S. federal income taxes. As of December 31, 2010 and 2009, the Company owned approximately 3% of MFCA’s outstanding shares. MFCA has been identified as a related party because: (a) in the absence of the fair value option of FASB ASC 825, MFCA would be treated as an equity method affiliate of the Company, (b) the Chairman and Chief Executive Officer of the Company is the former Chairman of MFCA’s board and still serves as a member of the board, and (c) the President of the Company served as Vice Chairman of MFCA’s board until March 18, 2009. In March 2009, the board of directors of MFCA assigned the management contract to an unrelated third party. The Company had a management contract with MFCA. The Company has an investment in MFCA and had a shared services arrangement with MFCA.

The Company has the following transactions with MFCA:

a. The Company earned management and incentive fees on the MFCA management contract prior to its assignment to an unrelated third party in March 2009, which were recorded as a component of asset management revenue in the consolidated statements of operations.

b. The Company recognizes dividend income on its investment in MFCA, as a component of principal transactions and other income in the consolidated statements of operations.

c. Effective January 1, 2008, under the fair value option of FASB ASC 825, the Company recognizes unrealized and realized gains and losses on its investment in MFCA. The unrealized gains and losses and realized gains and losses are recorded as a component of principal transactions in the consolidated statements of operations.

d. From time to time, the Company advanced MFCA funds for normal operating purposes; this amount was treated as due from related party in the consolidated balance sheets.

e. MFCA reimburses the Company for certain general administrative expenses (e.g. pro rata of the Company’s rent, telephone, utilities, and other office, internal and overhead expenses) related to MFCA. The Company records this amount as a reduction in the related expense. These expenses are disclosed as shared services (paid) received in the tables at the end of this Section E.

7. Cohen Financial Group, Inc., or CFG, was a newly formed entity created in May 2007 through the Company’s completion of a private offering of IFMI, LLC membership units issued to a group of investors in a private Rule 144A offering which resulted in the Company raising gross proceeds of $100,000. CFG had been identified as a related party because it was a member of the Company prior to the Merger. CFG filed a Certificate of Dissolution with the Secretary of State of the State of Delaware on December 16, 2009, and is in process of completing the liquidation process. From time to time, the Company advanced CFG funds for normal operating purposes; these amounts were treated as due from related party in the consolidated balance sheets. As of December 31, 2010, the Company had outstanding payable due to CFG of $26.

8. Strategos Deep Value Credit GP, LLC, or the Deep Value GP, serves as the general partner for the feeder funds of Strategos Deep Value Mortgage Funds (in the case of the first master fund) and as the general partner of the master fund itself (in the case of a second master fund). Strategos Deep Value Credit II GP, LLC, or the Deep Value GP II, serves as the general partner for the offshore feeder fund (in the case of a third master fund). The Deep Value GP and the Deep Value GP II are collectively referred to as the “Deep Value GPs.” The Deep Value GP and the Deep Value GP II have been identified as related parties because (a) the Deep Value GPs are equity method affiliates of the Company; and (b) certain employees of the Company own 50% and 60% of the Deep Value GP and the Deep Value GP II, respectively. The Company recognizes its share of the income or loss of the general partners since they are accounted for under the equity method. The income or loss is recorded as income or loss from equity method affiliates in the consolidated statements of operations. From time to time, the Company may advance the Deep Value GPs funds for normal operating purposes; these amounts are treated as due from related party in the consolidated balance sheets.

9. Deep Value is a series of closed-end distressed debt funds. Deep Value raises capital from investors, and earns investment returns by investing in a diversified portfolio of asset backed securities consisting primarily of residential mortgage-backed securities and other real estate related securities, as well as other U.S. real estate related assets and related securities. As of December 31, 2009, the Company owned 30% of the first Deep Value onshore feeder fund and 10% of the first Deep Value offshore feeder fund. As of December 31, 2010, the first Deep Value fund liquidated substantially all of its investments and expects to distribute any remaining investments during the first quarter of 2011. As of December 31, 2010, the Company owned approximately 33% of the first Deep Value onshore feeder fund and 9% of the first Deep Value offshore feeder fund. Deep Value

(as a group) has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the onshore and offshore feeders in which the Company has an investment would be treated as equity method affiliates of the Company. The Company had a management contract with and an investment in Deep Value.

a. The Company earns management and incentive fees on its management contract, which are recorded as a component of asset management revenue in the consolidated statements of operations.

b. Under the fair value option of FASB ASC 825, the Company recognizes unrealized and realized gains and losses on its investments in the feeder funds. The unrealized gains and losses and realized gains and losses are recorded as a component of principal transactions in the consolidated statement of operations.

c. From time to time, the Company may advance funds to Deep Value for normal operating purposes; this is treated as due from related party in the consolidated balance sheets.

d. The tables listed below do not include any transactions with the Deep Value onshore feeder fund during the period the Company consolidated the onshore feeder fund as of December 31, 2008 and through the first quarter of 2009.

10. Star Asia SPV is a newly formed Delaware limited liability company formed in 2010. It was formed to create a pool of assets that would provide collateral to investors who participated in Star Asia’s rights offering. The investors in Star Asia’s rights offering also received equity interests in the Star Asia SPV. Star Asia SPV purchased certain assets from Star Asia and the equity interest holders of Star Asia SPV receive investment returns on the assets held in the SPV up to an agreed upon maximum. Returns above that agreed upon maximum are remitted back to Star Asia. Star Asia SPV has been identified as a related party because it is an equity method investee of the Company. The Company acquired an interest in Star Asia SPV for $4,058 in March 2010 and subsequently made an additional investment in Star Asia SPV during the second quarter of 2010 for $328 and during the fourth quarter of 2010 for $114. As of December 31, 2010, the Company directly owned approximately 30% of Star Asia SPV’s outstanding shares.

11. Duart Capital Management, LLC, or Duart Capital, is a newly formed Delaware limited liability company formed in 2010. The Company directly owned 20% of Duart Capital’s outstanding equity interests as of December 31, 2010. Duart Capital has been identified as a related party because it is an equity method investee of the Company.

12. Duart Global Deep Value Securities Fund LP, or Duart Fund, is a specialized deep value and special situations opportunity fund formed in September 2010. The Duart Fund’s investment objective is to provide superior absolute returns by investing primarily in a portfolio of long and short positions in public and private real estate equity securities, equity-linked securities, and debt securities (including, but not limited to, convertible debt, debt with warrants, warrants, and credit default swaps related to real estate securities) and partnership or fund interests in the real estate markets. Capital raising activities are ongoing and the Company’s ownership interest percentage is expected to decline. The Duart Fund has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the onshore feeder fund in which the Company has investment would be treated as an equity method affiliate of the Company. Effective December 31, 2010, the Company submitted a redemption notice to the Duart Fund to redeem 100% of its capital. The Company expects to receive its redemption by March 31, 2011. Upon redemption, the Company will own 0% of the fund.

The following tables display the routine intercompany transactions recognized in the statements of operations from the identified related parties during the years ended December 31, 2010 and 2009, respectively, which are described above. Amounts shown as shared services (paid)/received are included as a component of operating expense in the Company’s consolidated statements of operations:

RELATED PARTY TRANSACTIONS

Twelve months ended December 31, 2010

(Dollars in Thousands)

	Management fee revenue	Net trading	Principal transactions and other income / (loss)		Income/(loss) from equity method affiliates	Shared Services (Paid) / Received
			Dividend income	Gain/ (Loss)
Brigadier	$54	$—	$—	$64	$—	$—
RAIT	—	134	—	387	—	(10)
AFN	—	—	—	—	—	—
CBF	261	—	—	—	—	—
Star Asia	—	—	—	18,126	—	—
Star Asia Manager	—	—	—	—	834	—
Star Asia SPV	—	—	—	—	263	—
EuroDekania	667	138	—	525	—	—
MFCA	—	—	90	100	—	17
DEKU	—	—	—	—	—	—
Deep Value	2,538	—	—	4,481	6,070	—
Duart Capital	—	—	—	(223)	(1,283)	—

Total	$3,520	$272	$90	$23,460	$5,884	$7

RELATED PARTY TRANSACTIONS

Twelve months ended December 31, 2009

(Dollars in Thousands)

	Management fee revenue	Net Trading	Principal transactions and other income / (loss)		Income/(loss) from equity method affiliates	Shared Services (Paid) / Received
			Dividend income	Gain/ (Loss)
Brigadier	$1,337	$—	$—	$89	$—	$—
RAIT	—	183	—	(658)	—	—
AFN	—	(3)	—	106	—	261
CBF	298	—	—	—	—	—
Star Asia	—	—	—	3,423	—	—
Star Asia Manager	—	—	—	—	862	—
EuroDekania	667	—	171	(1,025)	—	—
MFCA	120	—	—	1,052	—	28
DEKU	—	—	—	—	(4,339)	15
Deep Value	2,129	—	—	6,268	22	—

Total	$4,551	$180	$171	$9,255	$(3,455)	$304

The following related party transactions are non-routine and are not included in the tables above.

F.	Additional Investment in Star Asia

In March 2010, the Company purchased 2,279,820 common shares of Star Asia for $1,334 and 1,139,910 units of Star Asia SPV for $4,058 (a total of $5,392) directly from Star Asia as part of a rights offering.

In June 2010, the Company received an in-kind distribution of $55 in the form of 109,890 shares of Star Asia from the Company’s equity method affiliate, Star Asia SPV.

G.	Subordinated Notes Payable

In June 2008, IFMI, LLC obtained $9,000 of unsecured subordinated financing from the Company’s Chairman and Chief Executive Officer ($2,000 of such amount), the Company’s President ($1,000 of such amount) and CFG ($6,000 of such amount). The subordinated notes pay interest in cash at an annual rate equal to nine percent (9%) per annum and in kind, at an annual rate equal to three percent (3%) per annum. The subordinated notes mature on June 20, 2013.

Prior to the completion of the Merger on December 16, 2009, CFG filed a Certificate of Dissolution with the Secretary of State of the State of Delaware. IFMI, LLC issued new subordinated notes to each stockholder of CFG evidencing the Company’s obligation to pay to each such stockholder the stockholder’s pro rata share of the original note to CFG. The new subordinated notes have substantially the same terms and provisions as contained in the original note to CFG.

Messrs. Cohen and Ricciardi were stockholders of CFG and received new subordinated notes in the original principal amount of $495 and $103, respectively, in December 2009. Of the $3,807 of outstanding subordinated notes payable to related parties as of December 31, 2009, $2,598 and $1,147 were payable to Messrs. Cohen and Ricciardi, respectively.

As of December 31, 2010 the Company had no outstanding subordinated notes payable to the Company’s employees. On August 27, 2010, the Company’s broker-dealer subsidiary, CCS, repurchased a total of $8,081 principal amount of subordinated notes for a total purchase price of $6,762, including accrued interest. The Company recognized a gain from repurchase of debt of $1,632 for the year ended December 31, 2010. Of the $3,863 principal amount repurchased from related parties, $2,636 and $1,164 were repurchased from Messrs. Cohen and Ricciardi, respectively, for a purchase price, including accrued interest of $2,206 and $975 payable to Messrs. Cohen and Ricciardi, respectively.

H.	Purchase of MFCA Shares

In June 2009, the Company purchased 500,100 common shares of MFCA directly from MFCA for $600 as part of a rights offering.

I.	Directors and Employees

In addition to the employment agreements described under “Executive Compensation — Employment Agreements; Termination of Employment and Change of Control Arrangements” above, the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

On March 3, 2010, the Company entered into a transaction with Joseph W. Pooler, Jr., the Company’s Executive Vice President, Chief Financial Officer and Treasurer, pursuant to which the Company cancelled 50,000 membership units in IFMI, LLC that were held by Mr. Pooler and issued to Mr. Pooler 50,000 shares of the Company’s common stock. The 50,000 shares of the Company’s common stock that were issued to Mr. Pooler were issued under our 2006 Long-Term Incentive and had a grant date fair value of $6.91 per share.

J.	Other

From time to time, the Company’s U.S. broker-dealer subsidiaries provided certain brokerage services to its employees in the ordinary course of doing business. The Company recognized immaterial amounts of revenue from these activities in 2009 and 2010.

OTHER MATTERS

As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the accompanying proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2012 annual meeting of stockholders must be received by our Secretary at our principal executive offices no later than December 27, 2011 in order to be considered for inclusion in our proxy statement relating to the 2012 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

For a proposal of a stockholder to be presented at the 2012 annual meeting of stockholders, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, it must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of the 2012 annual meeting and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting provided, however, that in the event that the date of the annual meeting is further advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by us.

ANNUAL REPORT ON FORM 10-K

Our annual report on Form 10-K for the year ended December 31, 2010 accompanies this proxy statement but does not constitute a part of the proxy soliciting material. The Company will furnish a copy of its annual report on Form 10-K for the year ended December 31, 2010 free of charge (excluding exhibits, for which a reasonable charge shall be imposed) to each stockholder who forwards a written request to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our annual report on Form 10-K (with exhibits) on our website at http://www.ifmi.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

APPENDIX A

AMENDMENT NO. 1 TO THE

INSTITUTIONAL FINANCIAL MARKETS, INC.

2010 LONG-TERM INCENTIVE PLAN

This AMENDMENT NO. 1 TO THE INSTITUTIONAL FINANCIAL MARKETS, INC. 2010 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), is dated as of April 18, 2011 (the “Effective Date”).

WHEREAS, the Company maintains the Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (the “Plan”);

WHEREAS, on February 3, 2011, the Board of Directors of the Company (the “Board”) amended the Plan to reflect the change in the Company’s name to “Institutional Financial Markets, Inc.” and to increase the number of shares available for Awards thereunder from 1,580,000 to 3,580,000;

WHEREAS, the Board deems it in the best interests of the Company to further amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares available for Awards thereunder by an additional 1,000,000 shares. Including the increase in the number of shares available for Awards under the Plan approved on February 3, 2011, and subject to Stockholder Approval (as defined below), the total number of shares available for Awards under the Plan will be 4,580,000;

WHEREAS, this Amendment amends and restates in its entirety “Amendment No. 1 to the Cohen & Company Inc. 2010 Long-Term Incentive Plan” adopted by the Board on February 3, 2011; and

WHEREAS, in accordance with the requirements of the NYSE Amex LLC, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2011 annual meeting of stockholders; and

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.

AMENDMENT

1. Name of Company. All references in the Plan, including the title thereto, to “Cohen & Company Inc.” shall be stricken and replaced with “Institutional Financial Markets, Inc.”

2. Amendment of Section 4.1(a). Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken and amended in its entirety to read as follows:

“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 4,580,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”

3. Amendment of Section 4.2. Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken and amended in its entirety to read as follows:

“4.2 Options. Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 4,580,000 Shares may be granted under the Plan.”

4. Other Matters. Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. In the event of any conflict between this Amendment and the Plan, the terms of this Amendment shall prevail. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

COHEN & COMPANY INC.

2010 LONG-TERM INCENTIVE PLAN

Cohen & Company Inc., a Maryland corporation, wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Cohen & Company Inc. 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.

1.	DEFINITIONS

Whenever used herein, the following terms shall have the meanings set forth below:

“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion.

“Award” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.

“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.

“Change in Control” means the happening of any of the following:

(i)

any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding Daniel G. Cohen, Christopher Ricciardi, Parent, the Company, any entity or person controlling, controlled by or under common control with Daniel G. Cohen, Christopher Ricciardi, Parent, the Company, any employee benefit plan of Parent, the Company or any such entity, and Executive and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Executive is a member) is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of Parent representing 50% or more of either (A) the combined voting power of Parent’s then outstanding securities or (B) the then outstanding common stock of Parent (in either such case other than as a result of an acquisition of securities directly from Parent, the Company or any of their respective subsidiaries); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering or a subsequent public offering of the common stock of Parent under the Securities Act of 1933, as amended; or

(ii)	any consolidation or merger of Parent where the stockholders of Parent, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);

(iii)	there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Parent, other than a sale or disposition by Parent of all or substantially all of Parent’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of Parent immediately prior to such sale or (B) the approval by stockholders of Parent of any plan or proposal for the liquidation or dissolution of Parent; or

(iv)	the members of the Board of Directors of Parent at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of Parent; provided that any director whose election, or nomination for election by Parent’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of Parent then still in office who were members of the Board of Directors of Parent at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate which expressly provides for the definition of a change in control of the Company, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company.

Notwithstanding the foregoing, if an event constitutes a Change in Control as described above but does not constitute a “change in the ownership”, “change in effective control” or “change in the ownership of a substantial portion of the assets” of the Company, as such terms are defined in Treasury Regulations § 1.409A-3 (or other applicable guidance issued under Section 409A of the Code) then such event shall not be deemed a Change in Control to the extent that it would result in the imposition of the 20% excise tax as set forth in Section 409A(a)(1)(B). Such event may however, continue to constitute a Change in Control to the extent possible (e.g., vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.

“Company” means Cohen & Company Inc., a Maryland corporation.

“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.

“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.

“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.

“Grantee” means an Eligible Person granted Restricted Stock, RSUs, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.

“Participant” means a Grantee or Optionee.

“Performance Goals” has the meaning set forth in Section 10.

“Plan” means the Company’s 2010 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.

“Restricted Stock Unit” or “RSU” means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.

“RSU Value,” per RSU, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means the date determined under Section 7.4(c).

“Shares” means shares of Common Stock of the Company.

“Stock Appreciation Right” means an Option described in Section 5.7.

“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company or by another subsidiary. In the event the Company becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination Event” means a Change in Control.

“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries and Affiliates.

2.	EFFECTIVE DATE AND TERMINATION OF PLAN

The effective date of the Plan is April 22, 2010. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.	ADMINISTRATION OF PLAN

(a) The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.

(c) The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4.	SHARES AND UNITS SUBJECT TO THE PLAN.

4.1	In General.

(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,580,000. In no event may an Eligible Person receive Options for more than 500,000 Shares on an annual basis, and the maximum number of Shares that may underlie Awards, other than Options, granted in any one year to any Eligible Person, shall not exceed 500,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.

(b) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

(c) The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

4.2	Options.

Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 1,580,000 Shares may be granted under the Plan.

5.	PROVISIONS APPLICABLE TO STOCK OPTIONS.

5.1	Grant of Option.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2	Option Price.

The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

5.3	Period of Option and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

5.4	Exercisability Upon and After Termination of Optionee.

(a) Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

(b) Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

5.5	Exercise of Options.

(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6	Payment.

(a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

(i) certified or bank cashier’s check;

(ii) subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

(iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b) Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

(c) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7	Stock Appreciation Rights.

(a) The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

(b) Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.

(c) In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company’s stockholders.

5.8	Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9	Nontransferability of Option.

Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company’s stockholders.

5.10	Deferral.

The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have RSUs subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11	Certain Incentive Stock Option Provisions.

(a) In no event may an Incentive Stock Option be granted other than to employees of the Company or a “subsidiary corporation” or a “parent corporation,” as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.

(b) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.

(c) The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

6.	PROVISIONS APPLICABLE TO RESTRICTED STOCK.

6.1	Grant of Restricted Stock.

(a) In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

6.2	Certificates/Book Entry.

(a) Unless otherwise provided by the Committee, a “book entry” (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock.

(b) If the Shares of Restricted Stock are not evidenced in “book entry” form in accordance with Section 6.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COHEN & COMPANY INC. 2010 LONG- TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COHEN & COMPANY INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF COHEN & COMPANY INC. AT CIRA CENTRE, 2929 ARCH STREET, 17th FLOOR, PHILADELPHIA, PENNSYLVANIA 19104.

(c) The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).

6.3	Restrictions and Conditions.

Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), below in this clause (ii), or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii) Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

(iv) Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7.	PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.

7.1	Grant of RSUs.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of RSUs to Eligible Persons and (ii) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.

7.2	Term.

The Committee may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.

7.3	Vesting.

RSUs shall vest as provided in the applicable Award Agreement.

7.4	Settlement of RSUs.

(a) Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

(b) Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.

(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

(i) Notwithstanding Section 7.4(c), the Committee may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(ii) Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.

(d) Notwithstanding the other provisions of this Section 7, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

(e) Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(i) through reimbursement or compensation by insurance or otherwise,

(ii) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

(iii) by future cessation of the making of additional deferrals under Section 7.4 (b) and (c).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

7.5	Other RSUs Provisions.

(a) Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(c) The Committee may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d) Notwithstanding any other provision of this Section 7, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.

(e) No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.

8.	PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

8.1	Grant of Dividend Equivalent Rights.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

8.2	Certain Terms.

(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

(b) Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

(c) Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.

(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

8.3	Other Types of Dividend Equivalent Rights.

The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

8.4	Deferral.

The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.	OTHER EQUITY-BASED AWARDS.

The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in Subsidiaries, as applicable.

10.	PERFORMANCE GOALS.

The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”), (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 10 may be established by the Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

11.	TAX WITHHOLDING.

11.1	In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of RSUs or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

11.2	Share Withholding.

(a) Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b) Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

(c) Upon the making of a distribution in respect of RSUs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

11.3	Withholding Required.

Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any RSU or Dividend Equivalent Right.

12.	REGULATIONS AND APPROVALS.

(a) The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

(c) Each grant of Options, Restricted Stock, RSU (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

(e) Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.	INTERPRETATION AND AMENDMENTS; OTHER RULES.

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, RSUs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14.	CHANGES IN CAPITAL STRUCTURE.

(a) If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

(x) the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(y) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, RSUs and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, RSUs and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and RSU Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(c).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(c).

(d) If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

(e) The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

(f) Other than as otherwise permitted under this Section 14, without the prior approval of the Company’s stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.

15.	MISCELLANEOUS.

15.1	No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries or Affiliates or interfere in any way with the right of the Company, the Subsidiaries or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.

15.2	Right of First Refusal; Right of Repurchase.

At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

15.3	No Fiduciary Relationship.

Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Company, Subsidiaries or any other person or entity, on the other.

15.4	Section 409A.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of the Participant.

15.5	Claims Procedures.

(a) To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(i) approve the claim and take appropriate steps for satisfaction of the claim; or

(ii) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 15.5 as the provision setting forth the claims procedure under the Plan.

(b) The claimant may request a review of any denial of such claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

15.6	No Fund Created.

Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 15.6 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute

Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, RSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the RSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

15.7	Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.7.

15.8	Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

15.9	Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.10	Governing Law.

THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Awards intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

Performance Goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria.

The foregoing Performance Goals may be stated in absolute terms or may be expressed relative to performance in a specified prior period or to the performance of other specified enterprises. In addition, the Committee may utilize as an additional performance measure (to the extent consistent with the Performance-Based Compensation Rules (as defined below)) the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. “Performance-Based Compensation Rules” shall mean those provisions of Section 162(m) of the Code and regulations promulgated thereunder that provide the rules pursuant to which compensation that is paid to executives on the basis of performance is exempt from the limitations on deductibility applicable to certain compensation paid to executives in excess of $1,000,000. The measurement of the Company’s or a Participant’s achievement of any of such goals must be objectively determinable and shall be determined, to the extent applicable, according to generally accepted accounting principles as in existence on the date on which the Performance Goals for the performance period is established. In all cases, the Committee shall establish the Performance Goal for each performance period no later than 90 days after the beginning of the performance period (or no later than the end of the first 25% of the performance period if the performance period is less than a full year), and shall establish such Performance Goals in a manner that is consistent with the Performance-Based Compensation Rules. In the event a Performance Goal is not established for a performance period for a Participant for whom a Performance Goal was in effect for the preceding performance period, the Performance Goal for such Participant for the preceding performance period shall be treated as the Performance Goal for such Participant for the current performance period. The use of a performance period that is less than a full year shall not require any reduction to the limitations on maximum permitted bonus payments under the Plan or require that less than a Participant’s full annual base salary be taken into account in determining bonuses payable or limits on payments. To the extent specified by the Committee in an Award or by other action taken by the Committee at the time Performance Goals for a performance period are established, the measurement of specified performance goals may be subject to adjustment to exclude items of gain, loss or expense that are determined to be extraordinary or unusual in nature, infrequent in occurrence, related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards published by the Financial Accounting Standards Board (or any predecessor or successor body) from time to time. In addition, equitable adjustments will be made to any performance goal related to Company stock (e.g., earnings per share) to reflect changes in corporate capitalization, including, without limitation, stock splits and reorganizations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com.

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INSTITUTIONAL FINANCIAL MARKETS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7,

2011 10:00 A.M., LOCAL TIME

The undersigned stockholder of INSTITUTIONAL FINANCIAL MARKETS, INC., a Maryland corporation (the “Company”), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2011 Annual Meeting of Stockholders to be held on June 7, 2011 at 10:00 a.m. local time, at Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

Whether or not you expect to attend in person, we urge you to authorize your proxy by phone, via the Internet, or by signing, dating, and returning this proxy card at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. Promptly authorizing your proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to authorize your proxy by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

    Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

0000104145_2    R1.0.0.11699

INSTITUTIONAL FINANCIAL MARKETS, INC. CIRA CENTRE 2929 ARCH STREET - 17TH FLOOR PHILADELPHIA, PA 19104

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS    PROXY    CARD    IS    VALID     ONLY    WHEN    SIGNED    AND    DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐

Nominees

01	Walter T. Beach 02 Rodney E. Bennett 03 Daniel G. Cohen 04 Thomas P. Costello 05 G. Steven Dawson
06	Joseph M. Donovan 07 Jack Haraburda 08 Neil S. Subin 09 Lance Ullom 10 Charles W. Wolcott

The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain

2.	To approve the Amendment No. 1 to the Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan.					☐	☐	☐

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.					☐	☐	☐

NOTE: In their discretion,the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.

IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF ALL TEN DIRECTOR NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.

For address change/comments, mark here. (see reverse for instructions)				☐

		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000104145_1    R1.0.0.11699